UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
(Exact name of registrant as specified in charter)

235 W. Galena Street
Milwaukee, WI 53212
(Address of principal executive offices) (Zip code)

Diane J. Drake

Mutual Fund Administration, LLC

2220 E. Route 66, Suite 226

Glendora, CA 91740

(Name and address of agent for service)

(626) 385-5777

Registrant's telephone number, including area code

Date of fiscal year end: October 31,

Date of reporting period: October 31, 2020

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

361 MANAGED FUTURES STRATEGY FUND	361 DOMESTIC LONG/SHORT EQUITY FUND
(INVESTOR CLASS: AMFQX)	(INVESTOR CLASS: ADMQX)
(CLASS I: AMFZX)	(CLASS I: ADMZX)
(CLASS Y: ADMWX)

361 GLOBAL MANAGED FUTURES STRATEGY FUND	361 GLOBAL LONG/SHORT EQUITY FUND
(INVESTOR CLASS: AGFQX)	(INVESTOR CLASS: AGAQX)
(CLASS I: AGFZX)	(CLASS I: AGAZX)
(CLASS Y: AGAWX)

ANNUAL REPORT

October 31, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds, if you hold your shares directly with the Funds, or from your financial intermediary, such as a broker-dealer or bank, if you hold your shares through a financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you hold your shares directly with the Fund, you may elect to receive shareholder reports and other communications from the Funds electronically by contacting the Funds at (888) 447-4470 or, if you hold your shares through a financial intermediary, contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. If you hold your shares directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports at (888) 447-4470 or, if you hold your shares through a financial intermediary, contacting your financial intermediary. Your election to receive reports in paper will apply to all of the Investment Managers Series Trust’s Funds you hold directly or through your financial intermediary, as applicable.

361 Funds

Each a series of Investment Managers Series Trust

Table of Contents

Fund Commentary	1
Fund Performance	7
Schedules of Investments	12
Statements of Assets and Liabilities	30
Statements of Operations	34
Statements of Changes in Net Assets	36
Statement of Cash Flows	42
Financial Highlights	45
Notes to Financial Statements	55
Report of Independent Registered Public Accounting	71
Supplemental Information	72
Expense Examples	76

Investing involves risk, including possible loss of principal. Futures prices may be very volatile. The small margin required for futures contracts magnifies the effect of market volatility and allows the loss from a contract potentially to exceed the Fund's initial investment. The potential loss from a short sale is theoretically unlimited since the appreciation of the underlying asset also is theoretically unlimited. Small- and mid-sized company securities tend to be less liquid and more volatile than those of large companies. Bond prices generally fall when interest rates rise. High-yield bonds have higher default rates. Prices of commodities and related contracts may be very volatile for a variety of reasons, and may be difficult to liquidate in volatile markets. Foreign investment entails additional risk from adverse changes in currency exchange rates, lax regulation, and potential market instability. Frequent trading by a Fund may reduce returns and increase the number of taxable transactions. Concentration of its portfolio in relatively few issuers may make a Fund more volatile than a diversified fund.

This report and the financial statements contained herein are provided for the general information of the shareholders of the 361 Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

www.361capital.com

361 Managed Futures Strategy Fund

For the 12 months ending October 31, 2020, the S&P 500 Index gained 9.70%, the Russell 2000 Index lost 0.16%, the Bloomberg Barclays US Aggregate Bond Index gained 6.19% and the FTSE 3-Month Treasury Bill Index gained 0.86%. Managed futures strategies were mixed given the lack of trends in equities, currencies, interest rates and bonds; however, they generated most of their returns from commodities. The Morningstar Managed Futures Category Average was down 3.44%; likewise, the HFRX Macro: Systematic Diversified CTA Index, which tracks managed futures hedge funds, was down 1.79%.

The 361 Managed Futures Strategy Fund (Class I shares) was down 13.50% for the fiscal year ending October 31, 2020, underperforming the Morningstar Category Average by 10.06%. On a longer-term basis, since the Fund’s December 20, 2011 inception, it has generated an annualized return of 1.16% with a low correlation to the S&P 500 Index.

Domestic equity volatility was much higher for the year compared to 2019 because of the COVID-19 reaction in the equity markets. In February and March 2020, equity markets experienced one of its fastest drawdowns in history, followed by one of the quickest recoveries in history. This created a significant headwind for counter-trend trading strategies such as those employed by the Fund. These strategies rely on two-way directional movement (i.e., “market noise”) and volatility. Sudden and extreme equity drawdowns and reversals are the most difficult market environments for the Fund’s trading style. Multiple sharp equity corrections, coupled with a lack of sustained noise within a one-year period, creates an extremely high hurdle for the Fund to overcome.

The Fund’s since inception return of about 1% per year was accomplished with low correlation to any asset class or investment strategy and a monthly beta of 0.16 to the S&P 500 Index; something that investors in absolute return funds tend to seek. Finally, should the market environment shift and equity investors begin to face more “noise” than that which they have become accustomed, we remain confident the Fund is well positioned to help reduce risk and provide diversification within a portfolio.

As of 09/30/20, the 361 Managed Futures Strategy Fund, Class I, returned -10.48% for the one-year period, -2.64% for the three-year period, -1.85% for the five-year period, and 1.22% since the Fund’s inception on 12/20/11.

Current and future portfolio holdings are subject to change and risk

Returns over one year are annualized. Returns include the reinvestment of dividends and income.

Market Turbulence Resulting from COVID-19. The outbreak of COVID-19 has negatively affected the worldwide economy, individual countries, individual companies and the market in general. The future impact of COVID-19 is currently unknown, and it may exacerbate other risks that apply to the Fund.

Past returns shown do not guarantee future results. Current performance may be lower or higher. Call 888-736-1227 for the latest month-end returns. Return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. Other share class performance may vary.

It is not possible to invest directly in an index.

Beta measures a fund’s sensitivity to market movements. By definition, the beta of a market is 1.00.

The views in this commentary were as of October 31, 2020 and may not necessarily reflect the same views on the date this commentary is first published or any time thereafter. These views are intended to help shareholders in understanding the Fund's investment methodology and do not constitute investment advice.

361 Global Managed Futures Strategy Fund

For the 12 months ending October 31, 2020, the S&P 500 Index gained 9.70%, the MSCI World Index earned 4.95%, the Bloomberg Barclays US Aggregate Bond Index gained 6.19% and the FTSE 3-Month Treasury Bill Index gained 0.86%. Managed futures strategies were mixed given the lack of trends in equities, currencies, interest rates and bonds; however, they generated most of their returns from commodities. The Morningstar Managed Futures Category Average was down 3.44%; likewise, the HFRX Macro: Systematic Diversified CTA Index, which tracks managed futures hedge funds, was down 1.79%.

The 361 Global Managed Futures Strategy Fund (Class I shares) was down 8.29% for the fiscal year ending October 31, 2020, underperforming the Morningstar Category Average by 4.85%. Longer term, since the Fund’s February 12, 2014 inception, it has produced an annualized return of 1.26% with little correlation to global equity markets.

The Fund seeks to take advantage of market volatility, and more specifically, market noise (i.e., short-term, two-way directional moves) across global equity markets. The Fund currently trades in 14 markets in the U.S., Asia and Europe. Volatility across global equity markets was significantly higher for the year compared to 2019 because of the COVID-19 reaction in the equity markets. In February and March 2020, equity markets experienced one of its fastest drawdowns in history, followed by one of the quickest recoveries in history. This created a headwind for the Fund’s trading style. Sudden and extreme equity reversals are the most difficult market environments for the Fund’s trading style. Multiple sharp equity corrections, coupled with a lack of sustained noise within a one-year period, creates an extremely high hurdle for the Fund to overcome.

The Fund’s since inception return of around 1% per year was accomplished with low correlation to any asset class or investment strategy and a monthly beta of 0.17 to the S&P 500 Index, something that investors in absolute return funds tend to seek. Finally, should the market environment shift, and equity investors begin to face more “noise” than that which they have become accustomed, we remain confident the Fund is well positioned to help reduce risk and provide diversification within a portfolio.

As of 09/30/20, the 361 Global Managed Futures Strategy Fund, Class I, returned -5.61% for the one-year period, -2.36% for the three-year period, 2.36% for the five-year period, and 1.34% since the Fund’s inception on 02/12/14.

Current and future portfolio holdings are subject to change and risk

Returns over one year are annualized. Returns include the reinvestment of dividends and income.

Market Turbulence Resulting from COVID-19. The outbreak of COVID-19 has negatively affected the worldwide economy, individual countries, individual companies and the market in general. The future impact of COVID-19 is currently unknown, and it may exacerbate other risks that apply to the Fund.

Past returns shown do not guarantee future results. Current performance may be lower or higher. Call 888-736-1227 for the latest month-end returns. Return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. Other share class performance may vary.

It is not possible to invest directly in an index.

Beta measures a fund’s sensitivity to market movements. By definition, the beta of a market is 1.00.

The views in this commentary were as of October 31, 2020 and may not necessarily reflect the same views on the date this commentary is first published or any time thereafter. These views are intended to help shareholders in understanding the Fund's investment methodology and do not constitute investment advice.

361 Domestic Long/Short Equity Fund

U.S. equities continued to make positive gains in the trailing year as the Russell 1000 Index returned 10.87%, despite a significant increase in equity market volatility taking place during the period.

During the first quarter of 2020, the S&P 500 Index returned -19.60% as investors struggled to process the economic implications of the coronavirus pandemic. The longest running bull market in history ended in mid-March as the S&P 500 Index lost 21% from February 20 to March 27. The VIX index, the best-known measure of option-implied volatility, closed over $80 on March 16 at levels not reached since the heart of the Global Financial Crisis. The 10-day realized volatility of the S&P 500 as of March 19th was 123%, exceeding even the highest levels in 2008 and 2009. During the quarter, the Federal Reserve stepped up early for the coronavirus crisis as they cut interest rates essentially to zero, and eased restrictions on banks to enable faster and more business lending. In addition, the Federal Reserve indicated its ability to take unlimited measures to support the financial system as a whole, restarting programs from the last crisis to purchase bonds and inject money into the system.

Following the first quarter's market decline, the U.S. stock market rebounded in the second quarter as the S&P 500 Index returned 20.54%. The quarter's surprising recovery was a reminder that the economy and equity markets do not always move in the same direction. Large numbers of coronavirus cases, struggling small businesses, civil unrest, and the highest rates of unemployment since the Great Depression afflicted the U.S. – yet stocks continued to move higher.

Despite these enduring macroeconomic headwinds and uncertainty leading into the United States election, equity markets continued to trend higher through the third quarter and remain in positive territory for the year-to-date. In September, the Consumer Confidence Index had its largest monthly increase in more than 17 years, bringing the index to its highest level since the start of the pandemic. This was supported by continued improvements in the job market as more than 3.1 million jobs were added in July and August. Furthermore, a combination of near record low interest rates and high home builder confidence led to an impressive rebound over the summer for the housing sector.

Large cap stocks significantly outperformed small caps in the trailing year as the Russell 1000 Index returned 10.87% while the Russell 2000 Index returned -0.79%. Once again, growth outperformed value during the twelve months as the Russell 1000 Growth Index returned 29.22% while the Russell 1000 Value Index returned -7.57%. Volatility, as measured by the VIX Index, ranged from 11.5 to 82.7 and averaged 27.4 for the one-year ending October 31, 2020.

It proved to be a challenging market environment for long/short equity strategies, as the Morningstar Long/Short Equity category average return was -0.19% for the one-year period ending October 31, 2020. The 361 Domestic Long/Short Equity Fund outperformed the category and returned 3.71% (Class I) for the fiscal year ended on October 31, 2020.

Relative to the Russell 1000 Index, the biggest detractor for the Fund was its net exposure of about 70% due to its long/short equity strategy. When equity markets perform strongly, this relatively static positioning will likely hinder performance, and over the trailing 12 months cost the Fund about -5.30% relative to the Russell 1000 benchmark. The beta profile did not meaningfully impact relative performance, as stocks in the highest risk quintile underperformed the lower risk quintile, however more dramatically underperformed the middle risk quintile in which the portfolio is consistently underweight. The stock selection model positively impacted results, as the highest predicted alpha stocks outperformed the Russell 1000 Index and by design the strategy has a significant overweight position to these stocks. An emphasis to quality and growth factors added to performance, while this was slightly offset by the negative impact of the overweight to valuation factors penalized by investors during the period. Sector positioning slightly positively impacted relative results as an underweight position to Energy and Financials helped results.

As of 9/30/2020, the 361 Domestic Long/Short Equity Fund, Class I, returned 7.64% for the one-year period, 5.70% for the three-year period and 5.44% since the Fund’s inception on 3/31/2016.

Current and future portfolio holdings are subject to change and risk.

Returns over one year are annualized. Returns include the reinvestment of dividends and income.

Market Turbulence Resulting from COVID-19. The outbreak of COVID-19 has negatively affected the worldwide economy, individual countries, individual companies and the market in general. The future impact of COVID-19 is currently unknown, and it may exacerbate other risks that apply to the Fund.

Past returns shown do not guarantee future results. Current performance may be lower or higher. Call 888-736-1227 for the latest month-end returns. Return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. Other share class performance may vary.

It is not possible to invest directly in an index.

Alpha measures the difference between a fund’s actual and expected returns, based on beta, and is generally used as a measure of a manager’s added value over a passive strategy.

Beta measures a fund’s sensitivity to market movements. By definition, the beta of a market is 1.00.

The views in this commentary were as of October 31, 2020 and may not necessarily reflect the same views on the date this commentary is first published or any time thereafter. These views are intended to help shareholders in understanding the Fund's investment methodology and do not constitute investment advice.

361 Global Long/Short Equity Fund

Global equities continued to make positive gains in the trailing year as the MSCI World Index returned 4.36%, despite a significant increase in equity market volatility taking place during the period.

During the first quarter of 2020, the MSCI World returned -21.05% as investors struggled to process the economic implications of the coronavirus pandemic. The longest running bull market in history ended in mid-March as the S&P 500 Index lost 21% from February 20 to March 27. The VIX index, the best-known measure of option-implied volatility, closed over $80 on March 16 at levels not reached since the heart of the Global Financial Crisis. The 10-day realized volatility of the S&P 500 as of March 19th was 123%, exceeding even the highest levels in 2008 and 2009. During the quarter, the Federal Reserve stepped up early for the coronavirus crisis as they cut interest rates essentially to zero, and eased restrictions on banks to enable faster and more business lending. In addition, the Federal Reserve indicated its ability to take unlimited measures to support the financial system as a whole, restarting programs from the last crisis to purchase bonds and inject money into the system.

Following the first quarter's market decline, the global stock market rebounded in the second quarter as the S&P 500 Index returned 20.54%. The quarter's surprising recovery was a reminder that the economy and equity markets do not always move in the same direction. Large numbers of coronavirus cases, struggling small businesses, civil unrest, and the highest rates of unemployment since the Great Depression afflicted the U.S. – yet stocks continued to move higher.

Despite these enduring macroeconomic headwinds and uncertainty leading into the United States election, global equity markets continued to trend higher through the third quarter and remain in positive territory for the year-to-date. In September, the Consumer Confidence Index had its largest monthly increase in more than 17 years, bringing the index to its highest level since the start of the pandemic. This was supported by continued improvements in the job market as more than 3.1 million jobs were added in July and August. Furthermore, a combination of near record low interest rates and high home builder confidence led to an impressive rebound over the summer for the housing sector.

Large cap stocks outperformed small caps in the trailing year as the MSCI World Index returned 4.36% while the MSCI World Small Cap Index returned 0.42%. Growth continued to outperform as the MSCI World Growth Index returned 22.90% while the MSCI World Value Index returned -12.05%. Volatility, as measured by the VIX Index, ranged from 11.5 to 82.7 and averaged 27.4 for the one-year ending October 31, 2020.

It proved to be a challenging market environment for long/short equity strategies, as the Morningstar Long/Short Equity Category average return was down 0.19% for the one-year period ending October 31, 2020. The 361 Global Long/Short Equity Fund outperformed the category and returned 2.38% (Class I) for the fiscal year ended on October 31, 2020. Relative to the MSCI World Index, the biggest detractor for the Fund was its net exposure of about 70% due to its long/short equity strategy. When equity markets perform strongly, this relatively static positioning will likely hinder performance, and over the trailing 12 months cost the Fund about -1.74% relative to the MSCI World benchmark. The beta profile was slightly additive to relative performance, as stocks in the highest risk quintile significantly underperformed the lower risk quintile. The stock selection model also slightly positively impacted results, as the highest predicted alpha stocks outperformed the MSCI World Index and by design the strategy has a significant overweight position to these stocks. An emphasis to quality and growth factors added to performance, while this was slightly offset by the negative impact of the overweight to valuation factors penalized by investors during the period. Sector positioning positively impacted relative results as underweight positions to Energy and Financials helped performance, however this was slightly offset by performance detracted from an underweight to Health Care.

As of 9/30/2020, the 361 Global Long/Short Equity Fund, Class I, returned 5.46% for the one-year period, 1.93% for the three-year period, 4.12% for the five-year period and 5.65% since the Fund’s inception on 1/06/2014.

Current and future portfolio holdings are subject to change and risk

Returns over one year are annualized. Returns include the reinvestment of dividends and income.

Market Turbulence Resulting from COVID-19. The outbreak of COVID-19 has negatively affected the worldwide economy, individual countries, individual companies and the market in general. The future impact of COVID-19 is currently unknown, and it may exacerbate other risks that apply to the Fund.

Past returns shown do not guarantee future results. Current performance may be lower or higher. Call 888-736-1227 for the latest month-end returns. Return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. Other share class performance may vary.

It is not possible to invest directly in an index.

Alpha measures the difference between a fund’s actual and expected returns, based on beta, and is generally used as a measure of a manager’s added value over a passive strategy.

Beta measures a fund’s sensitivity to market movements. By definition, the beta of a market is 1.00.

The views in this commentary were as of October 31, 2020 and may not necessarily reflect the same views on the date this commentary is first published or any time thereafter. These views are intended to help shareholders in understanding the Fund's investment methodology and do not constitute investment advice.

361 Managed Futures Strategy Fund

FUND PERFORMANCE at October 31, 2020 (Unaudited)

This graph compares a hypothetical $100,000 investment in the Fund’s Class I shares, made at its inception, with a similar investment in the FTSE 3-Month T-Bill Index. The performance graph above is shown for the Fund’s Class I shares; Investor Class shares performance may vary. Results include the reinvestment of all dividends and capital gains.

The FTSE 3-Month T-Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3 months. This index does not reflect expenses, fees or sales charge, which would lower performance. The index is unmanaged, and it is not available for investment.

Average Annual Total Returns as of October 31, 2020	1 Year	5 Years	Since Inception	Inception Date
Investor Class	-13.75%	-1.86%	0.91%	12/20/11
Class I	-13.50%	-1.60%	1.16%	12/20/11
FTSE 3-Month T-Bill index	0.86%	1.16%	0.67%	12/20/11

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance current to the most recent month, please call (888) 736-1227.

Expense ratios for the Investor Class and Class I shares were 2.19% and 1.94%, respectively, which were the amounts stated in the current prospectus dated March 1, 2020, as supplemented on April 14, 2020. For the Fund’s current one year expense ratios, please refer to the Financial Highlights section of this report. The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expense of the Fund to ensure that total annual fund operating expenses do not exceed 2.24% and 1.99% of the average daily net assets of the Fund’s Investor Class and Class I shares, respectively. This agreement is in effect until February 28, 2021, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would be lower.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

361 Global Managed Futures Strategy Fund

FUND PERFORMANCE at October 31, 2020 (Unaudited)

This graph compares a hypothetical $100,000 investment in the Fund’s Class I shares, made at its inception, with a similar investment in the FTSE 3-Month T-Bill Index. The performance graph above is shown for the Fund’s Class I shares; Investor Class shares performance may vary. Results include the reinvestment of all dividends and capital gains.

The FTSE 3-Month T-Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3 months. This index does not reflect expenses, fees or sales charge, which would lower performance. The index is unmanaged and it is not available for investment.

Average Annual Total Returns as of October 31, 2020	1 Year	5 Years	Since Inception	Inception Date
Investor Class	-8.39%	2.31%	1.02%	02/12/14
Class I	-8.29%	2.55%	1.26%	02/12/14
FTSE 3-Month T-Bill index	0.86%	1.16%	0.67%	02/12/14

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance current to the most recent month, please call (888) 736-1227.

Gross and net expense ratios for the Investor Class shares were 2.07% and 2.03%, respectively, and for Class I shares were 1.82% and 1.78%, respectively, which were the amounts stated in the current prospectus dated March 1, 2020. For the Fund’s current one year expense ratios, please refer to the Financial Highlights section of this report. The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expense of the Fund to ensure that total annual fund operating expenses do not exceed 1.99% and 1.74% of the average daily net assets of the Fund’s Investor Class and Class I shares Respectively. This agreement is in effect until February 28, 2021, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would be lower.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

361 Domestic Long/Short Equity Fund

FUND PERFORMANCE at October 31, 2020 (Unaudited)

This graph compares a hypothetical $1,000,000 investment in the Fund’s Class Y shares, made at its inception, with a similar investment in the Russell 1000 Index. The performance graph above is shown for the Fund’s Class Y shares; Investor Class shares and Class I shares performance may vary. Results include the reinvestment of all dividends and capital gains.

The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership and includes the reinvestment of dividends. This index does not reflect expenses, fees or sales charge, which would lower performance. The index is unmanaged, and it is not available for investment.

Average Annual Total Returns as of October 31, 2020	1 Year	3 Years	Since Inception	Inception Date
Investor Class	3.43%	3.39%	4.38%	03/31/16
Class I	3.71%	3.67%	4.66%	03/31/16
Class Y	3.83%	3.80%	4.79%	03/31/16
Russell 1000 Index	10.87%	10.63%	12.99%	03/31/16

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance current to the most recent month, please call (888) 736-1227.

Gross and net expense ratios for the Investor Class shares were 3.06% and 2.83%, respectively, for Class I shares were 2.77% and 2.54%, respectively, and for Class Y shares were 2.66% and 2.43%, respectively, which were the amounts stated in the current prospectus dated March 1, 2020. For the Fund’s current one-year expense ratios, please refer to the Financial Highlights section of this report. The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses to ensure that total annual fund operating expenses do not exceed 1.39% of the average daily net assets of the Fund. This agreement is in effect until February 28, 2021, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would be lower.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

361 Global Long/Short Equity Fund

FUND PERFORMANCE at October 31, 2020 (Unaudited)

The Analytic Global Long/Short Equity Fund, L.P. (the “Predecessor Account”) was a limited partnership that commenced operations on January 6, 2014 and reorganized into the Fund on December 12, 2014. The Fund's objectives, policies, guidelines and restrictions are, in all material respects, equivalent to those of the Predecessor Account. Performance shown prior to December 12, 2014 is that of the Predecessor Account and has not been adjusted to reflect the expenses of the Fund's applicable Share Class, which are lower than the expenses of the Predecessor Account. If the applicable Share Class expenses were reflected, the Predecessor Account returns would be higher than those shown. However, the Predecessor Account was not registered under the Investment Company Act of 1940 and therefore was not subject to certain restrictions on regulated investment companies. If the Predecessor Account had been registered, its performance may have been lower.

This graph compares a hypothetical $10,000 investment in the Fund’s Class I shares on January 6, 2014, Predecessor Account’s inception date, with a similar investment in the MSCI World Index. The performance graph above is shown for the Fund’s Class I shares; Investor Class shares and Class Y shares performance may vary. Results include the reinvestment of all dividends and capital gains.

The MSCI World Index represents large and mid-cap equity performance across 23 developed markets countries, covering approximately 85% of the free float-adjusted market capitalization in each. This index does not reflect expenses, fees or sales charge, which would lower performance. The index is unmanaged, and it is not available for investment.

Average Annual Total Returns as of October 31, 2020	1 Year	5 Years	Since Inception	Inception Date
Investor Class	2.09%	2.72%	4.86%	01/06/14
Class I	2.38%	3.02%	5.13%	01/06/14
Class Y	2.54%	3.15%	5.22%	01/06/14
MSCI World Index	4.36%	8.13%	7.06%	01/06/14

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance current to the most recent month, please call (888) 736-1227.

Gross and net expense ratios for the Investor Class shares were 2.74% and 2.71%, respectively, for Class I shares were 2.42% and 2.39%, respectively, and for Class Y shares were 2.34% and 2.31%, respectively, which were the amounts stated in the current prospectus dated March 1, 2020. For the Fund’s current one-year expense ratios, please refer to the Financial Highlights section of this report. The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses to ensure that total annual fund operating expenses do not exceed 1.39% of the average daily net assets of the Fund. This agreement is in effect until February 28, 2021, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would be lower.

361 Global Long/Short Equity Fund

FUND PERFORMANCE at October 31, 2020 (Unaudited) - Continued

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

361 Managed Futures Strategy Fund
SCHEDULE OF INVESTMENTS
As of October 31, 2020

Number of Shares		Value
	SHORT-TERM INVESTMENTS — 101.3%
34,474,503	Federated Treasury Obligations Fund – Institutional Class, 0.010%[1]	$34,474,503
390	Federated U.S. Treasury Cash Reserves – Institutional Class, 0.010%[1]	390
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $34,474,893)	34,474,893

	TOTAL INVESTMENTS — 101.3%
	(Cost $34,474,893)	34,474,893

	Liabilities in Excess of Other Assets — (1.3)%	(452,218)
	TOTAL NET ASSETS — 100.0%	$34,022,675

[1]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

361 Managed Futures Strategy Fund
SUMMARY OF INVESTMENTS
As of October 31, 2020

Security Type	Percent of Total Net Assets
Short-Term Investments	101.3%
Total Investments	101.3%
Liabilities in Excess of Other Assets	(1.3)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

361 Global Managed Futures Strategy Fund
SCHEDULE OF INVESTMENTS

As of October 31, 2020

Number of Shares		Value
	SHORT-TERM INVESTMENTS — 94.4%
14,421,967	Federated Treasury Obligations Fund – Institutional Class, 0.01%[1]	$14,421,967
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $14,421,967)	14,421,967

	TOTAL INVESTMENTS — 94.4%
	(Cost $14,421,967)	14,421,967

	Other Assets in Excess of Liabilities — 5.6%	851,858
	TOTAL NET ASSETS — 100.0%	$15,273,825

[1]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

361 Global Managed Futures Strategy Fund
SCHEDULE OF INVESTMENTS - Continued
As of October 31, 2020

FUTURES CONTRACTS

Number of Contracts Long (Short)	Description	Expiration Date	Notional Value	Value at October 31, 2020	Unrealized Appreciation (Depreciation)
17	Korea Stock Exchange KOSPI 200 Index	December 2020	1,153,208	1,130,500	(22,708)
3	Nikkei 225 Index	December 2020	670,528	663,069	(7,459)
7	Taiwan Stock Exchange Capitalization Weighted Stock Index	November 2020	616,641	607,555	(9,086)

TOTAL FUTURES CONTRACTS			$2,440,377	$2,401,124	$(39,253)

See accompanying Notes to Financial Statements.

361 Global Managed Futures Strategy Fund
SUMMARY OF INVESTMENTS

As of October 31, 2020

Security Type	Percent of Total Net Assets
Short-Term Investments	94.4%
Total Investments	94.4%
Other Assets in Excess of Liabilities	5.6%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

361 Domestic Long/Short Equity Fund
SCHEDULE OF INVESTMENTS

As of October 31, 2020

Number of Shares		Value
	COMMON STOCKS — 99.0%
	BASIC MATERIALS — 4.5%
1,637	Linde PLC[1,2]	$360,697
526	Sherwin-Williams Co.[1]	361,877
		722,574
	COMMUNICATIONS — 11.4%
15	Alphabet, Inc. - Class A*[1]	24,242
8	Alphabet, Inc. - Class C*[1]	12,968
172	Amazon.com, Inc.*[1]	522,218
3,554	Calix, Inc.*[1]	83,199
2,060	CDW Corp.[1]	252,556
1,183	Etsy, Inc.*[1]	143,841
195	Facebook, Inc. - Class A*[1]	51,306
27,261	Fluent, Inc.*[1]	69,516
3,692	Madison Square Garden Entertainment Corp.*[1]	239,980
3,778	Pinterest, Inc.*[1]	222,713
56	Spotify Technology S.A.*[1,2]	13,434
692	Twitter, Inc.*[1]	28,621
1,248	Zscaler, Inc.*[1]	169,416
		1,834,010
	CONSUMER, CYCLICAL — 18.9%
79	Chipotle Mexican Grill, Inc.*[1]	94,917
2,798	Copart, Inc.*[1]	308,787
1,266	Costco Wholesale Corp.[1]	452,747
8,991	Fastenal Co.[1]	388,681
466	GAN Ltd.*[1,2]	6,622
2,405	Lakeland Industries, Inc.*[1]	51,876
3,082	Lovesac Co.*[1]	79,331
670	Lululemon Athletica, Inc.*[1]	213,924
1,650	Madison Square Garden Sports C*[1]	233,706
520	NIKE, Inc. - Class B1	62,442
2,249	Ollie's Bargain Outlet Holdings, Inc.*[1]	195,865
749	Pool Corp.[1]	262,023
3,026	Rocky Brands, Inc.[1]	81,399
2,416	Ross Stores, Inc.[1]	205,771
548	Tesla, Inc.*[1]	212,646
499	TJX Cos., Inc.[1]	25,349
2,347	United Airlines Holdings, Inc.*[1]	79,469
5,111	Virgin Galactic Holdings, Inc.*[1]	89,034
		3,044,589
	CONSUMER, NON-CYCLICAL — 33.7%
28	Align Technology, Inc.*[1]	11,930
1,751	Avery Dennison Corp.[1]	242,321

361 Domestic Long/Short Equity Fund
SCHEDULE OF INVESTMENTS - Continued
As of October 31, 2020

Number of Shares		Value
	COMMON STOCKS (Continued)
	CONSUMER, NON-CYCLICAL (Continued)
1,032	Beyond Meat, Inc.*[1]	$146,988
3,962	Booz Allen Hamilton Holding Corp. - Class A1	311,017
241	Boston Beer Co., Inc. - Class A*[1]	250,442
5,115	Cassava Sciences, Inc.*[1]	41,994
2,205	Chegg, Inc.*[1]	161,935
1,572	Church & Dwight Co., Inc.[1]	138,949
1,385	Clorox Co.[1]	287,041
401	CoStar Group, Inc.*[1]	330,268
22	DexCom, Inc.*[1]	7,031
91	Ecolab, Inc.[1]	16,707
1,487	Estee Lauder Cos., Inc. - Class A1	326,634
2,331	Exact Sciences Corp.*[1]	288,648
2,671	Five Star Senior Living, Inc.*[1]	12,206
1,855	Fulgent Genetics, Inc.*[1]	60,343
6,536	Hormel Foods Corp.[1]	318,238
810	Insulet Corp.*[1]	180,023
8,933	Kroger Co.[1]	287,732
128	Medifast, Inc.[1]	17,983
4,930	Merck & Co., Inc.[1]	370,785
117	Moderna, Inc.*[1]	7,894
218	Monster Beverage Corp.*[1]	16,692
855	Morningstar, Inc.[1]	162,775
1,970	Novocure Ltd.*[1,2]	240,537
12,615	OPKO Health, Inc.*[1]	44,405
9,448	Pfizer, Inc.[1]	335,215
575	Quidel Corp.*[1]	154,267
10,988	Repro-Med Systems, Inc.*[1]	60,654
4,675	Rollins, Inc.[1]	270,449
1,534	Square, Inc. - Class A*[1]	237,586
17,602	Stereotaxis, Inc.*[1]	55,622
230	Sysco Corp.[1]	12,721
37	Teladoc Health, Inc.*[1]	7,269
141	Tyson Foods, Inc. - Class A1	8,069
		5,423,370
	ENERGY — 5.3%
34,169	Antero Midstream Corp.[1]	195,788
12,758	Cabot Oil & Gas Corp.[1]	226,965
2,476	Enphase Energy, Inc.*[1]	242,871
12,566	Helmerich & Payne, Inc.[1]	186,857
		852,481

361 Domestic Long/Short Equity Fund
SCHEDULE OF INVESTMENTS - Continued
As of October 31, 2020

Number of Shares		Value
	COMMON STOCKS (Continued)
	FINANCIAL — 6.2%
7,018	Assured Guaranty Ltd.[1,2]	$179,170
171	CBRE Group, Inc. - Class A*[1]	8,618
793	Erie Indemnity Co. - Class A1	184,666
327	JPMorgan Chase & Co.[1]	32,059
4,742	Mercury General Corp.[1]	193,047
6,127	Mr Cooper Group, Inc.*[1]	129,157
1,983	PennyMac Financial Services, Inc.[1]	100,776
5,570	Rocket Cos., Inc. - Class A*[1]	101,541
96	Trupanion, Inc.*[1]	6,868
9,045	VEREIT, Inc. - REIT[1]	56,079
		991,981
	INDUSTRIAL — 6.7%
3,285	Agilent Technologies, Inc.[1]	335,366
3,177	Garmin Ltd.[1,2]	330,471
2,601	Myers Industries, Inc.[1]	37,298
1,714	PerkinElmer, Inc.[1]	222,049
2,100	Trex Co., Inc.*[1]	146,034
		1,071,218
	TECHNOLOGY — 10.0%
3,112	Advanced Micro Devices, Inc.*[1]	234,303
3,804	Apple, Inc.	414,103
1,133	Atlassian Corp. PLC - Class A*[1,2]	217,105
2,254	Digital Turbine, Inc.*[1]	64,600
581	DocuSign, Inc.*[1]	117,507
1,110	Fastly, Inc.*[1]	70,496
1,453	Microsoft Corp.[1]	294,189
16	NVIDIA Corp.[1]	8,022
411	Zoom Video Communications, Inc. - Class A*[1]	189,434
		1,609,759
	UTILITIES — 2.3%
5,032	Genie Energy Ltd. - Class B1	41,715
9,111	Spark Energy, Inc. - Class A1	83,092
246	UGI Corp.[1]	7,956
13,073	Vistra Corp.[1]	227,078
		359,841
	TOTAL COMMON STOCKS (Cost $14,545,560)	15,909,823

361 Domestic Long/Short Equity Fund
SCHEDULE OF INVESTMENTS - Continued
As of October 31, 2020

Principal Amount		Value
	SHORT-TERM INVESTMENTS — 28.9%
$4,652,034	UMB Money Market Fiduciary, 0.01%[3]	$4,652,034
	TOTAL SHORT-TERM INVESTMENTS (Cost $4,652,034)	4,652,034

	TOTAL INVESTMENTS — 127.9%
	(Cost $19,197,594)	20,561,857

	Liabilities in Excess of Other Assets — (27.9)%	(4,482,421)
	TOTAL NET ASSETS — 100.0%	$16,079,436

Number of Shares
	SECURITIES SOLD SHORT — (31.0)%
	COMMON STOCKS — (31.0)%
	BASIC MATERIALS — (1.2)%
(10,087)	Chemours Co.	(203,152)

	CONSUMER, CYCLICAL — (10.8)%
(10,566)	American Airlines Group, Inc.	(119,185)
(15,009)	American Axle & Manufacturing Holdings, Inc.*	(100,860)
(1,659)	Brunswick Corp.	(105,695)
(10,749)	Capri Holdings Ltd.*[2]	(228,094)
(3,991)	Cooper-Standard Holdings, Inc.*	(62,619)
(3,822)	Copa Holdings S.A. - Class A2	(188,348)
(19,073)	Mattel, Inc.*	(262,635)
(13,534)	Newell Brands, Inc.	(239,010)
(7,527)	Red Robin Gourmet Burgers, Inc.*	(90,625)
(10,591)	Six Flags Entertainment Corp.	(228,977)
(7,269)	Under Armour, Inc. - Class A*	(100,603)
(1,072)	Under Armour, Inc. - Class C*	(13,111)
		(1,739,762)
	CONSUMER, NON-CYCLICAL — (4.5)%
(5,568)	Alector, Inc.*	(52,395)
(6,335)	American Renal Associates Holdings, Inc.*	(72,789)
(3,411)	Avis Budget Group, Inc.*	(114,848)
(22,252)	Community Health Systems, Inc.*	(138,853)
(1,644)	Five Prime Therapeutics, Inc.*	(7,497)
(716)	Lyra Therapeutics, Inc.*	(7,661)
(10,840)	Macquarie Infrastructure Corp.	(279,672)
(11,067)	Sientra, Inc.*	(46,703)
		(720,418)
	ENERGY — (2.3)%
(12,473)	EQT Corp.	(188,841)
(17,639)	Equitrans Midstream Corp.	(128,059)

361 Domestic Long/Short Equity Fund
SCHEDULE OF INVESTMENTS - Continued
As of October 31, 2020

Number of Shares		Value
	SECURITIES SOLD SHORT (Continued)
	COMMON STOCKS (Continued)
	ENERGY (Continued)
(3,094)	Maxeon Solar Technologies Ltd.*[2]	$(50,123)
		(367,023)
	FINANCIAL — (4.6)%
(8,539)	Brighthouse Financial, Inc.*	(282,641)
(6,604)	Interactive Brokers Group, Inc. - Class A	(314,152)
(4,207)	Taubman Centers, Inc. - REIT	(140,598)
		(737,391)
	INDUSTRIAL — (3.4)%
(9,145)	API Group Corp.*[4]	(131,597)
(260)	Carrier Global Corp.	(8,681)
(31,682)	GrafTech International Ltd.	(213,853)
(3,825)	Park-Ohio Holdings Corp.	(75,506)
(18,162)	Triumph Group, Inc.	(119,869)
		(549,506)
	TECHNOLOGY — (4.2)%
(6,525)	Asure Software, Inc.*	(46,132)
(3,705)	Cree, Inc.*	(235,638)
(443)	DXC Technology Co.	(8,160)
(8,871)	Nutanix, Inc. - Class A*	(215,920)
(14,313)	Pitney Bowes, Inc.	(76,002)
(6,745)	Unisys Corp.*	(88,630)
		(670,482)
	TOTAL COMMON STOCKS
	(Proceeds $4,733,198)	(4,987,734)

	TOTAL SECURITIES SOLD SHORT
	(Proceeds $4,733,198)	$(4,987,734)

PLC – Public Limited Company

REIT – Real Estate Investment Trusts

*	Non-income producing security.
[1]	All or a portion of this security is segregated as collateral for securities sold short. The market value of the securities pledged as collateral was $15,256,778, which represents 94.88% of total net assets of the Fund.
[2]	Foreign security denominated in U.S. Dollars.
[3]	The rate is the annualized seven-day yield at period end.
[4]	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted and may be resold in transactions exempt from registration normally to qualified institutional buyers. The absolute value of these securities is $131,597, which represents 0.00% of total net assets of the Fund.

See accompanying Notes to Financial Statements.

361 Domestic Long/Short Equity Fund
SUMMARY OF INVESTMENTS

As of October 31, 2020

Security Type/Sector	Percent of Total Net Assets
Common Stocks
Consumer, Non-cyclical	33.7%
Consumer, Cyclical	18.9%
Communications	11.4%
Technology	10.0%
Industrial	6.7%
Financial	6.2%
Energy	5.3%
Basic Materials	4.5%
Utilities	2.3%
Total Common Stocks	99.0%
Short-Term Investments	28.9%
Total Investments	127.9%
Liabilities in Excess of Other Assets	(27.9)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

361 Global Long/Short Equity Fund
SCHEDULE OF INVESTMENTS
As of October 31, 2020

Number of Shares		Value
	COMMON STOCKS — 99.6%
	BASIC MATERIALS — 7.0%
1,255,900	B2Gold Corp.	$8,078,558
888,755	Fortescue Metals Group Ltd.	10,872,397
1,079,700	Kinross Gold Corp.	8,590,272
98,600	Kirkland Lake Gold Ltd.	4,492,247
215,200	Pan American Silver Corp.	6,838,976
48,721	Rio Tinto Ltd.	3,169,440
2,367,396	Silver Lake Resources Ltd.*	3,545,187
177,900	SSR Mining, Inc.*	3,292,812
		48,879,889
	COMMUNICATIONS — 19.2%
139,076	1-800-Flowers.com, Inc. - Class A*[1]	2,757,877
7,318	Amazon.com, Inc.*[1]	22,218,546
1,306,243	Auto Trader Group PLC[2]	9,820,937
56,628	CDW Corp.[1]	6,942,593
7,100	Cybozu, Inc.	204,878
177,576	eBay, Inc.[1]	8,457,945
65,178	Facebook, Inc. - Class A*[1]	17,148,984
5,653,271	ITV PLC*	5,283,417
313,102	Kogan.com Ltd.	4,532,397
231,500	M3, Inc.	15,634,521
434,502	NortonLifeLock, Inc.[1]	8,937,706
149,230	Revolve Group, Inc. - Class A*[1]	2,698,078
1,742,400	Softbank Corp.	20,277,132
41,436	VirnetX Holding Corp.[1]	229,556
26,981	Wayfair, Inc. - Class A*[1]	6,692,098
73,900	ZOZO, Inc.	1,874,688
		133,711,353
	CONSUMER, CYCLICAL — 13.2%
100,534	Best Buy Co., Inc.[1]	11,214,568
949,337	boohoo Group PLC*	3,327,168
23,832	Domino's Pizza, Inc.[1]	9,016,122
96,067	Evolution Gaming Group A.B.[2]	7,125,315
28,847	Lululemon Athletica, Inc.*[1]	9,210,559
27,400	Nintendo Co., Ltd.	14,814,873
1,827	NVR, Inc.*[1]	7,222,295
7,781	Persimmon PLC	235,582
105,193	PetMed Express, Inc.[1]	3,111,609
459,724	Peugeot S.A.*	8,258,862
1,742	Porsche Automobil Holding S.E.	93,326
20,347	Tesla, Inc.*[1]	7,895,450
51,395	Tractor Supply Co.[1]	6,846,328

361 Global Long/Short Equity Fund
SCHEDULE OF INVESTMENTS - Continued
As of October 31, 2020

Number of Shares		Value
	COMMON STOCKS (Continued)
	CONSUMER, CYCLICAL (Continued)
77,700	Uchida Yoko Co., Ltd.	$3,835,357
		92,207,414
	CONSUMER, NON-CYCLICAL — 23.5%
179,071	a2 Milk Co., Ltd.*	1,733,984
4,900	Adyen N.V.*[2]	8,235,905
69,841	Cigna Corp.[1]	11,661,352
67,550	Clorox Co.[1]	13,999,738
184,174	Co-Diagnostics, Inc.*[1]	2,469,773
64,427	Coloplast A/S - Class B	9,422,002
38,413	DiaSorin S.p.A.	8,433,018
79,529	Fisher & Paykel Healthcare Corp. Ltd.	1,839,858
69,255	HelloFresh S.E.*	3,700,884
179,652	Hikma Pharmaceuticals PLC	5,841,145
31,357	Humana, Inc.[1]	12,520,223
22,500	IR Japan Holdings Ltd.	2,491,134
101,737	K12, Inc.*[1]	2,428,462
471,000	Kobe Bussan Co., Ltd.	13,251,612
348,593	Kroger Co.[1]	11,228,181
18,483	Medifast, Inc.[1]	2,596,677
88,346	Neurocrine Biosciences, Inc.*[1]	8,717,100
64,530	Perdoceo Education Corp.*[1]	728,544
21,174	Pharma Mar S.A.	2,842,638
13,199	Regeneron Pharmaceuticals, Inc.*[1]	7,174,448
25,804	Sartorius Stedim Biotech	9,785,444
2,762	Swedish Match A.B.	207,654
212,461	United Natural Foods, Inc.*[1]	3,095,557
48,653	Vertex Pharmaceuticals, Inc.*[1]	10,137,339
11,285,000	WH Group Ltd.[2]	8,888,402
12,003	Zynex, Inc.*[1]	153,758
		163,584,832
	FINANCIAL — 3.6%
95,200	Daito Trust Construction Co., Ltd.	8,659,884
9,663	ICADE - REIT	488,679
357,601	Klepierre S.A. - REIT	4,530,987
1,058,090	M&G PLC	2,012,688
120,965	Magellan Financial Group Ltd.	4,688,352
5,121	Partners Group Holding A.G.	4,610,217
		24,990,807
	INDUSTRIAL — 12.0%
122,795	Arrow Electronics, Inc.*[1]	9,564,502
88,378	Carrier Global Corp.[1]	2,950,941

361 Global Long/Short Equity Fund
SCHEDULE OF INVESTMENTS - Continued
As of October 31, 2020

Number of Shares		Value
	COMMON STOCKS (Continued) INDUSTRIAL (Continued)
132,635	Expeditors International of Washington, Inc.[1]	$11,720,955
91,870	J.B. Hunt Transport Services, Inc.[1]	11,184,254
202,595	Knight-Swift Transportation Holdings, Inc.[1]	7,696,584
72,209	Knorr-Bremse A.G.	8,362,149
207,080	Masco Corp.[1]	11,099,488
62,221	Old Dominion Freight Line, Inc.[1]	11,845,012
37,589	Rockwell Automation, Inc.[1]	8,913,104
		83,336,989
	TECHNOLOGY — 19.9%
23,265	Adobe, Inc.*[1]	10,401,782
168,941	Apple, Inc.[1]	18,390,917
85,065	Citrix Systems, Inc.[1]	9,635,313
72,394	Fortinet, Inc.*[1]	7,990,126
39,253	Intuit, Inc.[1]	12,352,134
29,502	Lam Research Corp.[1]	10,092,044
900	Lasertec Corp.	77,959
121,824	Logitech International S.A.	10,248,029
24,418	Microsoft Corp.[1]	4,943,912
113,732	Nemetschek S.E.	8,235,251
199,667	NetApp, Inc.[1]	8,763,385
22,039	NVIDIA Corp.[1]	11,049,473
209,094	Seagate Technology PLC[1,3]	9,998,875
105,701	Teradyne, Inc.[1]	9,285,833
16,119	Zoom Video Communications, Inc. - Class A*[1]	7,429,408
		138,894,441
	UTILITIES — 1.2%
646,000	Electric Power Development Co., Ltd.	8,730,467
	TOTAL COMMON STOCKS
	(Cost $675,754,841)	694,336,192

Principal Amount
	SHORT-TERM INVESTMENTS — 18.9%
$131,686,923	UMB Money Market Fiduciary, 0.01%[4]	131,686,923
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $131,686,923)	131,686,923

	TOTAL INVESTMENTS — 118.5%
	(Cost $807,441,764)	826,023,115

	Liabilities in Excess of Other Assets — (18.5)%	(129,176,440)
	TOTAL NET ASSETS — 100.0%	$696,846,675

361 Global Long/Short Equity Fund
SCHEDULE OF INVESTMENTS - Continued
As of October 31, 2020

Number of Shares		Value
	SECURITIES SOLD SHORT — (30.0)% COMMON STOCKS — (29.4)%
	BASIC MATERIALS — (4.0)%
(623,004)	Allegheny Technologies, Inc.*	$(5,737,867)
(1,414,500)	JFE Holdings, Inc.*	(9,938,521)
(1,000,816)	thyssenkrupp A.G.*	(4,777,247)
(260,631)	voestalpine A.G.	(7,247,551)
		(27,701,186)
	COMMUNICATIONS — (2.3)%
(359,000)	Dentsu Group, Inc.	(10,349,259)
(47,259)	JCDecaux S.A.*	(729,438)
(119,581)	Twitter, Inc.*	(4,945,870)
		(16,024,567)
	CONSUMER, CYCLICAL — (9.8)%
(237,998)	American Airlines Group, Inc.	(2,684,617)
(587,774)	Carnival Corp.[3]	(8,058,382)
(389,834)	Flight Centre Travel Group Ltd.*	(3,085,544)
(1,907,900)	Isetan Mitsukoshi Holdings Ltd.	(9,291,756)
(2,698,600)	Nissan Motor Co., Ltd.*	(9,554,488)
(289,411)	Norwegian Cruise Line Holdings Ltd.*[3]	(4,812,905)
(107,478)	Renault S.A.*	(2,661,864)
(167,747)	Royal Caribbean Cruises Ltd.[3]	(9,464,286)
(69,900)	Virgin Galactic Holdings, Inc.*	(1,217,658)
(304,769)	Whitbread PLC*	(8,485,639)
(123,197)	Wynn Resorts Ltd.	(8,923,159)
		(68,240,298)
	CONSUMER, NON-CYCLICAL — (3.7)%
(24,045)	Applied Therapeutics, Inc.*	(391,212)
(47,428)	Aprea Therapeutics, Inc.*	(1,034,405)
(42,384)	Axsome Therapeutics, Inc.*	(2,810,483)
(24,418)	Cara Therapeutics, Inc.*	(323,783)
(41,481)	Cochlear Ltd.	(6,191,165)
(461,232)	Community Health Systems, Inc.*	(2,878,088)
(89,191)	Iovance Biotherapeutics, Inc.*	(3,182,335)
(28,948)	Odonate Therapeutics, Inc.*	(417,141)
(215,731)	Omeros Corp.*	(2,187,512)
(24,193)	Phathom Pharmaceuticals, Inc.*	(952,237)
(21,875)	Reata Pharmaceuticals, Inc. - Class A*	(2,553,031)
(27,682)	Relmada Therapeutics, Inc.*	(856,204)
(30,278)	Stoke Therapeutics, Inc.*	(1,162,372)
(132,797)	Tricida, Inc.*	(747,647)
(189,886)	ZIOPHARM Oncology, Inc.*	(396,862)
		(26,084,477)

361 Global Long/Short Equity Fund
SCHEDULE OF INVESTMENTS - Continued
As of October 31, 2020

Number of Shares		Value
	SECURITIES SOLD SHORT (Continued)
	COMMON STOCKS (Continued)
	ENERGY — (4.1)%
(704,900)	Enerplus Corp.	$(1,280,386)
(1,251,051)	Eni S.p.A.	(8,763,914)
(48,804)	Hess Corp.	(1,816,485)
(278,948)	Marathon Petroleum Corp.	(8,228,966)
(417,678)	Peabody Energy Corp.	(538,804)
(671,100)	Suncor Energy, Inc.	(7,570,842)
		(28,199,397)
	FINANCIAL — (2.7)%
(97,471)	Ellington Financial, Inc. - REIT	(1,193,045)
(806,614)	Host Hotels & Resorts, Inc. - REIT	(8,453,315)
(1,517,512)	Natwest Group PLC*	(2,446,814)
(29,800)	Onex Corp.	(1,288,358)
(138,008)	Ryman Hospitality Properties, Inc. - REIT	(5,499,619)
		(18,881,151)
	INDUSTRIAL — (2.8)%
(133,628)	Airbus S.E.*	(9,777,349)
(14,477)	Boeing Co.	(2,090,334)
(2,531,186)	Rolls-Royce Holdings PLC	(2,342,634)
(834,889)	Triumph Group, Inc.	(5,510,267)
		(19,720,584)
	TOTAL COMMON STOCKS
	(Proceeds $232,101,326)	(204,851,660)
	RIGHTS — (0.6)%
	INDUSTRIAL — (0.6)%
(8,437,287)	Rolls-Royce Holdings PLC, Expiration Date: November 12, 2020*	(4,262,912)
	TOTAL RIGHTS
	(Proceeds $8,646,852)	(4,262,912)
	WARRANTS — (0.0)%
	ENERGY — (0.0)%
(18,074)	Occidental Petroleum Corp., Expiration Date: July 5, 2027*	(44,643)
	TOTAL WARRANTS
	(Proceeds $0)	(44,643)

	TOTAL SECURITIES SOLD SHORT
	(Proceeds $240,748,178)	$(209,159,215)

PLC – Public Limited Company

REIT – Real Estate Investment Trusts

*	Non-income producing security.
[1]	All or a portion of this security is segregated as collateral for securities sold short. The market value of the securities pledged as collateral was $407,436,550, which represents 58.47% of total net assets of the Fund.

361 Global Long/Short Equity Fund
SCHEDULE OF INVESTMENTS - Continued
As of October 31, 2020

[2]	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted and may be resold in transactions exempt from registration normally to qualified institutional buyers. The total value of these securities is $34,070,559, which represents 4.89% of total net assets of the Fund.
[3]	Foreign security denominated in U.S. Dollars.
[4]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

361 Global Long/Short Equity Fund
SUMMARY OF INVESTMENTS
As of October 31, 2020

Security Type/Country	Percent of Total Net Assets
Common Stocks
United States	57.9%
Japan	12.9%
Canada	5.8%
United Kingdom	3.4%
Australia	3.4%
France	3.3%
Germany	2.9%
Switzerland	2.1%
Denmark	1.4%
Hong Kong	1.3%
Italy	1.2%
Netherlands	1.2%
Sweden	1.1%
Jordan	0.8%
New Zealand	0.5%
Spain	0.4%
Total Common Stocks	99.6%
Short-Term Investments	18.9%
Total Investments	118.5%
Liabilities in Excess of Other Assets	(18.5)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
As of October 31, 2020

	361 Managed Futures Strategy Fund	361 Global Managed Futures Strategy Fund
Assets:
Investments, at cost	$34,474,893	$14,421,967
Foreign currency, at cost	-	1,289,396
Investments, at value	$34,474,893	$14,421,967
Foreign currency, at value	-	1,388,593
Cash	-	-
Cash deposited with brokers for securities sold short	-	-
Receivables:
Fund shares sold	5,215	3,362
Dividends and interest	328	138
Due from Advisor	-	-
Prepaid expenses	429	744
Other assets	-	88
Total assets	34,480,865	15,814,892

Liabilities:
Securities sold short, proceeds	$-	$-
Foreign currency due to custodian, proceeds	-	144,364
Securities sold short, at value	$-	$-
Foreign currency due to custodian, at value	-	148,163
Payables:
Due to broker for futures contracts	-	221,380
Fund shares redeemed	290,551	55,849
Unrealized depreciation on open futures contracts	-	39,253
Advisory fees	44,371	8,341
Shareholder servicing fees (Note 7)	14,497	5,417
Distribution fees (Note 6)	2,926	799
Fund accounting and administration fees	16,176	12,020
Transfer agent fees and expenses	36,992	11,594
Custody fees	4,320	2,911
Auditing fees	20,250	20,250
Shareholder reporting fees	13,120	6,053
Trustees' deferred compensation (Note 3)	5,428	4,435
Chief Compliance Officer fees	3,602	878
Trustees' fees and expenses	1,051	878
Dividends and interest on securities sold short	-	-
Accrued other expenses	4,906	2,846
Total liabilities	458,190	541,067
Net Assets	$34,022,675	$15,273,825

See accompanying Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES - Continued
As of October 31, 2020

	361 Managed Futures Strategy Fund	361 Global Managed Futures Strategy Fund
Components of Net Assets:
Paid-in capital (par value of $0.01 per share with a number of shares authorized)	$54,871,501	$22,297,121
Total distributable earnings (accumulated deficit)	(20,848,826)	(7,023,296)
Net Assets	$34,022,675	$15,273,825

Maximum Offering Price per Share:
Investor Class Shares:
Net assets applicable to shares outstanding	$15,525,325	$3,788,148
Shares of beneficial interest issued and outstanding	1,541,918	381,249
Redemption price per share	$10.07	$9.94

Class I Shares:
Net assets applicable to shares outstanding	$18,497,350	$11,485,677
Shares of beneficial interest issued and outstanding	1,801,661	1,137,002
Redemption price per share	$10.27	$10.10

Class Y Shares:
Net assets applicable to shares outstanding	$-	$-
Shares of beneficial interest issued and outstanding	-	-
Redemption price per share	$-	$-

See accompanying Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES - Continued
As of October 31, 2020

	361 Domestic Long/Short Equity Fund	361 Global Long/Short Equity Fund
Assets:
Investments, at cost	$19,197,594	$807,441,764
Foreign currency, at cost	-	93,072
Investments, at value	$20,561,857	$826,023,115
Foreign currency, at value	-	92,133
Cash	-	171,459
Cash deposited with brokers for securities sold short	544,438	79,981,443
Receivables:
Fund shares sold	335	644,208
Dividends and interest	15,639	1,108,661
Due from Advisor	2,355	-
Prepaid expenses	15,460	28,662
Other assets	-	-
Total assets	21,140,084	908,049,681

Liabilities:
Securities sold short, proceeds	$4,733,198	$240,748,178
Foreign currency due to custodian, proceeds	-	27,718
Securities sold short, at value	$4,987,734	$209,159,215
Foreign currency due to custodian, at value	-	27,441
Payables:
Due to broker for futures contracts	-	-
Fund shares redeemed	-	569,673
Unrealized depreciation on open futures contracts	-	-
Advisory fees	-	706,975
Shareholder servicing fees (Note 7)	6,573	95,521
Distribution fees (Note 6)	558	2,813
Fund accounting and administration fees	13,038	115,419
Transfer agent fees and expenses	12,672	57,398
Custody fees	2,547	35,856
Auditing fees	20,250	20,227
Shareholder reporting fees	1,264	56,287
Trustees' deferred compensation (Note 3)	4,740	6,716
Chief Compliance Officer fees	1,575	2,106
Trustees' fees and expenses	521	338
Dividends and interest on securities sold short	6,597	340,976
Accrued other expenses	2,579	6,045
Total liabilities	5,060,648	211,203,006
Net Assets	$16,079,436	$696,846,675

See accompanying Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES - Continued
As of October 31, 2020

	361 Domestic Long/Short Equity Fund	361 Global Long/Short Equity Fund
Components of Net Assets:
Paid-in capital (par value of $0.01 per share with a number of shares authorized)	$14,641,060	$701,594,921
Total distributable earnings (accumulated deficit)	1,438,376	(4,748,246)
Net Assets	$16,079,436	$696,846,675

Maximum Offering Price per Share:
Investor Class Shares:
Net assets applicable to shares outstanding	$2,630,841	$11,967,466
Shares of beneficial interest issued and outstanding	250,353	1,067,214
Redemption price per share	$10.51	$11.21

Class I Shares:
Net assets applicable to shares outstanding	$8,108,297	$204,509,506
Shares of beneficial interest issued and outstanding	763,425	18,093,580
Redemption price per share	$10.62	$11.30

Class Y Shares:
Net assets applicable to shares outstanding	$5,340,298	$480,369,703
Shares of beneficial interest issued and outstanding	501,019	42,371,684
Redemption price per share	$10.66	$11.34

See accompanying Notes to Financial Statements.

STATEMENTS OF OPERATIONS
For the Year Ended October 31, 2020

	361 Managed Futures Strategy Fund	361 Global Managed Futures Strategy Fund
Investment income:
Dividends (net of foreign withholding taxes of $0 and $0, respectively)	$-	$-
Interest	1,158,958	271,809
Total investment income	1,158,958	271,809

Expenses:
Advisory fees	1,166,167	377,257
Sub-advisory fees	58,594	-
Shareholder servicing fees - Class I (Note 7)	44,854	20,759
Shareholder servicing fees - Investor Class (Note 7)	30,699	5,666
Distribution fees (Note 6)	78,977	16,179
Fund accounting and administration fees	97,154	55,296
Transfer agent fees and expenses	71,131	42,938
Custody fees	17,337	9,853
Registration fees	43,461	36,000
Shareholder reporting fees	25,074	14,032
Auditing fees	20,250	20,250
Chief Compliance Officer fees	18,001	4,282
Legal fees	13,100	4,206
Trustees' fees and expenses	11,101	9,148
Miscellaneous	5,991	3,136
Interest expense	4,887	26,872
Insurance fees	2,039	2,271
Dividends on securities sold short	-	-
Total expenses	1,708,817	648,145
Advisory/sub-advisory fees waived	(77,841)	(79,945)
Net expenses	1,630,976	568,200
Net investment loss	(472,018)	(296,391)

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(1,728,625)	3,089
Securities sold short	-	-
Futures contracts	(14,071,083)	(3,881,804)
Foreign currency transactions	-	43,910
Net realized gain (loss)	(15,799,708)	(3,834,805)
Net change in unrealized appreciation/depreciation on:
Investments	(248,952)	(11,331)
Securities sold short	-	-
Futures contracts	(517,000)	(40,289)
Foreign currency translations	-	71,288
Net change in unrealized appreciation/depreciation	$(765,952)	$19,668
Net realized and unrealized gain (loss)	(16,565,660)	(3,815,137)

Net Increase (Decrease) in Net Assets from Operations	$(17,037,678)	$(4,111,528)

See accompanying Notes to Financial Statements.

STATEMENTS OF OPERATIONS - Continued
For the Year Ended October 31, 2020

	361 Domestic Long/Short Equity Fund	361 Global Long/Short Equity Fund
Investment income:
Dividends (net of foreign withholding taxes of $93 and $1,023,414, respectively)	$440,795	$13,539,667
Interest	8,930	135,266
Total investment income	449,725	13,674,933

Expenses:
Advisory fees	303,545	9,404,755
Sub-advisory fees	-	-
Shareholder servicing fees - Class I (Note 7)	16,333	245,091
Shareholder servicing fees - Investor Class (Note 7)	1,899	26,705
Distribution fees (Note 6)	3,180	44,393
Fund accounting and administration fees	64,027	645,946
Transfer agent fees and expenses	50,460	214,820
Custody fees	18,897	221,854
Registration fees	46,599	139,501
Shareholder reporting fees	6,000	150,410
Auditing fees	20,250	20,227
Chief Compliance Officer fees	11,001	11,624
Legal fees	5,101	22,379
Trustees' fees and expenses	10,401	13,501
Miscellaneous	6,203	14,997
Interest expense	121,554	2,708,440
Insurance fees	2,417	5,657
Dividends on securities sold short	127,573	3,931,364
Total expenses	815,440	17,821,664
Advisory/sub-advisory fees waived	(161,328)	(407,583)
Net expenses	654,112	17,414,081
Net investment loss	(204,387)	(3,739,148)

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	4,229,868	25,198,799
Securities sold short	(2,744,823)	(37,759,379)
Futures contracts	-	-
Foreign currency transactions	-	(261,442)
Net realized gain (loss)	1,485,045	(12,822,022)
Net change in unrealized appreciation/depreciation on:
Investments	(828,639)	(5,503,197)
Securities sold short	(197,140)	28,362,262
Futures contracts	-	-
Foreign currency translations	-	8,960
Net change in unrealized appreciation/depreciation	$(1,025,779)	$22,868,025
Net realized and unrealized gain (loss)	459,266	10,046,003

Net Increase (Decrease) in Net Assets from Operations	$254,879	$6,306,855

See accompanying Notes to Financial Statements.

361 Managed Futures Strategy Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019
Increase (Decrease) in Net Assets from:
Operations:
Net investment income (loss)	$(472,018)	$1,551,203
Net realized gain (loss) on investments and futures contracts	(15,799,708)	497,531
Net change in unrealized appreciation/depreciation on investments and futures contracts	(765,952)	2,264,284
Net increase (decrease) in net assets resulting from operations	(17,037,678)	4,313,018
Distributions to Shareholders:
Investor Class	(504,107)	-
Class I	(1,069,116)	-
Total distributions to shareholders	(1,573,223)	-
Capital Transactions:
Net proceeds from shares sold:
Investor Class	4,295,474	15,578,984
Class I	5,770,776	50,142,326
Reinvestment of distributions:
Investor Class	461,116	-
Class I	1,016,253	-
Cost of shares redeemed:
Investor Class	(30,886,400)	(24,678,446)
Class I	(59,486,204)	(159,506,818)
Net decrease in net assets from capital transactions	(78,828,985)	(118,463,954)

Total decrease in net assets	(97,439,886)	(114,150,936)

Net Assets:
Beginning of period	131,462,561	245,613,497
End of period	$34,022,675	$131,462,561

Capital Share Transactions:
Shares sold:
Investor Class	411,942	1,375,437
Class I	505,336	4,394,752
Shares reinvested:
Investor Class	39,244	-
Class I	85,042	-
Shares redeemed:
Investor Class	(2,977,672)	(2,197,475)
Class I	(5,725,428)	(14,050,498)
Net decrease in capital share transactions	(7,661,536)	(10,477,784)

See accompanying Notes to Financial Statements.

361 Global Managed Futures Strategy Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019
Increase (Decrease) in Net Assets from:
Operations:
Net investment income (loss)	$(296,391)	$95,180
Net realized gain (loss) on investments, futures contracts and foreign currency transactions	(3,834,805)	2,985,572
Net change in unrealized appreciation/depreciation on investments, futures contracts and foreign currency translations	19,668	670,713
Net increase (decrease) in net assets resulting from operations	(4,111,528)	3,751,465
Distributions to Shareholders:
Class I	(19,361)	-
Total distributions to shareholders	(19,361)	-
Capital Transactions:
Net proceeds from shares sold:
Investor Class	2,436,848	3,952,681
Class I	11,552,980	17,005,693
Reinvestment of distributions:
Class I	19,013	-
Cost of shares redeemed:
Investor Class	(8,476,533)	(8,996,148)
Class I	(29,099,848)	(58,897,004)
Net decrease in net assets from capital transactions	(23,567,540)	(46,934,778)

Total decrease in net assets	(27,698,429)	(43,183,313)

Net Assets:
Beginning of period	42,972,254	86,155,567
End of period	$15,273,825	$42,972,254

Capital Share Transactions:
Shares sold:
Investor Class	240,983	379,617
Class I	1,083,623	1,608,791
Shares reinvested:
Class I	1,724	-
Shares redeemed:
Investor Class	(817,561)	(864,659)
Class I	(2,905,873)	(5,591,067)
Net decrease in capital share transactions	(2,397,104)	(4,467,318)

See accompanying Notes to Financial Statements.

361 Domestic Long/Short Equity Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019
Increase (Decrease) in Net Assets from:
Operations:
Net investment income (loss)	$(204,387)	$43,252
Net realized gain on investments and securities sold short	1,485,045	532,470
Net change in unrealized appreciation/depreciation on investments and securities sold short	(1,025,779)	2,238,972
Net increase in net assets resulting from operations	254,879	2,814,694
Distributions to Shareholders:
Investor Class	(22,859)	(47,806)
Class I	(527,919)	(570,016)
Class Y	(814,865)	(2,178,260)
Total distributions to shareholders	(1,365,643)	(2,796,082)
Capital Transactions:
Net proceeds from shares sold:
Investor Class	2,132,009	506,873
Class I	6,071,058	12,036,333
Class Y	4,500,000	4,589,775
Reinvestment of distributions:
Investor Class	20,838	47,806
Class I	152,903	253,616
Class Y	158,683	358,160
Cost of shares redeemed:
Investor Class	(231,993)	(578,632)
Class I	(12,017,895)	(8,488,158)
Class Y	(23,127,755)	(10,485,060)
Net decrease in net assets from capital transactions	(22,342,152)	(1,759,287)

Total decrease in net assets	(23,452,916)	(1,740,675)

Net Assets:
Beginning of period	39,532,352	41,273,027
End of period	$16,079,436	$39,532,352

Capital Share Transactions:
Shares sold:
Investor Class	208,830	49,745
Class I	597,548	1,244,192
Class Y	446,432	466,775
Shares reinvested:
Investor Class	2,051	4,844
Class I	14,932	25,540
Class Y	15,451	35,960

See accompanying Notes to Financial Statements.

361 Domestic Long/Short Equity Fund

STATEMENTS OF CHANGES IN NET ASSETS - Continued

	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019
Shares redeemed:
Investor Class	(22,670)	(55,467)
Class I	(1,130,999)	(827,927)
Class Y	(2,318,842)	(979,780)
Net decrease in capital share transactions	(2,187,267)	(36,118)

See accompanying Notes to Financial Statements.

361 Global Long/Short Equity Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019
Increase (Decrease) in Net Assets from:
Operations:
Net investment income (loss)	$(3,739,148)	$2,865,420
Net realized loss on investments, securities sold short and foreign currency transactions	(12,822,022)	(34,980,555)
Net change in unrealized appreciation/depreciation on investments, securities sold short and foreign currency translations	22,868,025	28,589,410
Net increase (decrease) in net assets resulting from operations	6,306,855	(3,525,725)

Distributions to Shareholders:
Investor Class	-	(2,013,360)
Class I	(1,003,012)	(14,671,769)
Class Y	(1,787,512)	(4,483,588)
Total distributions to shareholders	(2,790,524)	(21,168,717)

Capital Transactions:
Net proceeds from shares sold:
Investor Class	3,268,773	10,949,234
Class I	94,672,273	147,024,923
Class Y	195,418,500	446,370,069
Reinvestment of distributions:
Investor Class	-	1,858,241
Class I	834,251	11,979,858
Class Y	1,281,137	2,662,666
Cost of shares redeemed:
Investor Class	(20,637,333)	(50,947,841)
Class I	(221,553,557)	(344,969,116)
Class Y	(231,924,823)	(80,123,188)
Net increase (decrease) in net assets from capital transactions	(178,640,779)	144,804,846

Total increase (decrease) in net assets	(175,124,448)	120,110,404

Net Assets:
Beginning of period	871,971,123	751,860,719
End of period	$696,846,675	$871,971,123

Capital Share Transactions:
Shares sold:
Investor Class	300,408	1,009,060
Class I	8,618,028	13,450,213
Class Y	18,112,223	40,256,986
Shares reinvested:
Investor Class	-	175,970
Class I	74,955	1,129,110
Class Y	114,900	250,251

See accompanying Notes to Financial Statements.

361 Global Long/Short Equity Fund

STATEMENTS OF CHANGES IN NET ASSETS - Continued

	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019
Shares redeemed:
Investor Class	(1,902,999)	(4,717,020)
Class I	(20,618,917)	(31,716,998)
Class Y	(21,838,430)	(7,304,960)
Net increase (decrease) in capital share transactions	(17,139,832)	12,532,612

See accompanying Notes to Financial Statements.

361 Domestic Long/Short Equity Fund
STATEMENT OF CASH FLOWS

For the Year Ended October 31, 2020

Increase/(Decrease) in Cash:
Cash flows provided by (used for) operating activities:
Net increase in net assets resulting from operations	$254,879
Adjustments to reconcile net increase (decrease) in net assets from operations to net cash provided by (used for) operating activities:
Purchases of long-term investments	(145,781,405)
Sales of long-term investments	173,847,361
Proceeds from securities sold short	52,357,416
Cover short securities	(62,489,501)
Sales of short-term investments, net	4,144,218
Increase in due from advisor receivable	(2,355)
Decrease in interest and dividends receivables	14,717
Increase in prepaid expenses	(1,670)
Decrease in advisory fees payable	(26,903)
Decrease in interest and dividends on securities sold short	(11,220)
Decrease in accrued expenses	(5,843)
Net realized gain	(1,463,822)
Net change in unrealized appreciation/depreciation	1,025,779
Net cash provided by operating activities	21,861,651

Cash flows provided by (used for) financing activities:
Proceeds from shares sold	12,703,083
Cost of shares redeemed	(36,472,053)
Dividends paid to shareholders, net of reinvestments	(1,033,219)
Net cash used for financing activities	(24,802,189)

Net decrease in cash	(2,940,538)

Cash and cash equivalents:
Beginning cash balance	—
Beginning cash held at brokers	3,484,976
Total beginning cash and cash equivalents	3,484,976

Ending cash balance	—
Ending cash held at brokers	544,438
Total ending cash and cash equivalents	$544,438
Supplemental disclosure of interest expense paid	$132,795

Non cash financing activities not included herein consist of $332,424 of reinvested dividends.

See accompanying Notes to Financial Statements.

361 Global Long/Short Equity Fund
STATEMENT OF CASH FLOWS
For the Year Ended October 31, 2020

Increase/(Decrease) in Cash:
Cash flows provided by (used for) operating activities:
Net increase in net assets resulting from operations	$6,306,855
Adjustments to reconcile net increase (decrease) in net assets from operations to net cash provided by (used for) operating activities:
Purchases of long-term investments	(2,937,419,370)
Sales of long-term investments	3,125,514,887
Return of capital dividends received	1,165,183
Proceeds from securities sold short	980,455,737
Cover short securities	(1,034,619,121)
Purchases of short-term investments, net	(11,923,198)
Decrease in foreign currency	1,487,653
Decrease in investment securities sold receivable	7,628,462
Decrease in interest and dividends receivables	1,575,295
Decrease in prepaid expenses	42,169
Decrease in investment securities purchased payable	(14,428,703)
Increase in foreign currency due to custodian	27,440
Decrease in advisory fees payable	(156,980)
Decrease in interest and dividends on securities sold short	(565,528)
Decrease in accrued expenses	(14,379)
Net realized loss	11,916,833
Net change in unrealized appreciation/depreciation	(22,859,065)
Net cash provided by operating activities	114,134,170

Cash flows provided by (used for) financing activities:
Proceeds from shares sold	293,400,752
Cost of shares redeemed	(475,791,039)
Dividends paid to shareholders, net of reinvestments	(675,136)
Net cash used for financing activities	(183,065,423)

Net decrease in cash	(68,931,253)

Cash and cash equivalents:
Beginning cash balance	370,976
Beginning cash held at brokers	148,713,179
Total beginning cash and cash equivalents	149,084,155

Ending cash balance	171,459
Ending cash held at brokers	79,981,443
Total ending cash and cash equivalents	$80,152,902
Supplemental disclosure of interest expense paid	$2,614,843

See accompanying Notes to Financial Statements.

361 Global Long/Short Equity Fund
STATEMENT OF CASH FLOWS
For the Year Ended October 31, 2020

Non cash financing activities not included herein consist of $2,115,388 of reinvested dividends.

See accompanying Notes to Financial Statements.

361 Managed Futures Strategy Fund

FINANCIAL HIGHLIGHTS

Investor Class

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended October 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$11.80	$11.28	$11.43	$11.09	$11.18
Income from Investment Operations:
Net investment income (loss)[1]	(0.08)	0.06	- [2]	(0.08)	(0.13)
Net realized and unrealized gain (loss)	(1.52)	0.46	(0.15)	0.42	0.04
Total from investment operations	(1.60)	0.52	(0.15)	0.34	(0.09)

Less Distributions:
From net investment income	(0.13)	-	-	-	-
Total distributions	(0.13)	-	-	-	-
Net asset value, end of period	$10.07	$11.80	$11.28	$11.43	$11.09

Total return[3]	(13.75)%	4.61%	(1.31)%	3.07%	(0.81)%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$15,525	$48,006	$55,188	$95,113	$165,017

Ratio of expenses to average net assets (including interest expense):
Before fees waived and expenses absorbed/recovered	2.35%[4]	2.17%	2.15%	2.13%	2.11%
After fees waived and expenses absorbed/recovered	2.25%[4]	2.16%	2.14%	2.12%	2.10%
Ratio of net investment income (loss) to average net assets (including interest expense):
Before fees waived and expenses absorbed/recovered	(0.86)%	0.56%	0.02%	(0.73)%	(1.18)%
After fees waived and expenses absorbed/recovered	(0.76)%	0.57%	0.03%	(0.72)%	(1.17)%

Portfolio turnover rate	29%	28%	36%	42%	17%

[1]	Based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower/higher had expenses not been waived/recovered by the Advisor. These returns include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[4]	If interest expense had been excluded, the expense ratio would have been lowered by 0.01%.

See accompanying Notes to Financial Statements.

361 Managed Futures Strategy Fund

FINANCIAL HIGHLIGHTS

Class I

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended October 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$12.03	$11.48	$11.59	$11.22	$11.28
Income from Investment Operations:
Net investment income (loss)[1]	(0.06)	0.09	0.03	(0.05)	(0.10)
Net realized and unrealized gain (loss)	(1.54)	0.46	(0.14)	0.42	0.04
Total from investment operations	(1.60)	0.55	(0.11)	0.37	(0.06)

Less Distributions:
From net investment income	(0.16)	-	-	-	-
Total distributions	(0.16)	-	-	-	-
Net asset value, end of period	$10.27	$12.03	$11.48	$11.59	$11.22

Total return[2]	(13.50)%	4.79%	(0.95)%	3.30%	(0.53)%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$18,497	$83,456	$190,425	$237,368	$463,025

Ratio of expenses to average net assets (including interest expense):
Before fees waived and expenses absorbed/recovered	2.10%[3]	1.92%	1.90%	1.88%	1.86%
After fees waived and expenses absorbed/recovered	2.00%[3]	1.91%	1.89%	1.87%	1.85%
Ratio of net investment income (loss) to average net assets (including interest expense):
Before fees waived and expenses absorbed/recovered	(0.61)%	0.81%	0.27%	(0.48)%	(0.93)%
After fees waived and expenses absorbed/recovered	(0.51)%	0.82%	0.28%	(0.47)%	(0.92)%

Portfolio turnover rate	29%	28%	36%	42%	17%

[1]	Based on average shares outstanding for the period.
[2]	Total returns would have been lower/higher had expenses not been waived/recovered by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[3]	If interest expense had been excluded, the expense ratio would have been lowered by 0.01%.

See accompanying Notes to Financial Statements.

361 Global Managed Futures Strategy Fund

FINANCIAL HIGHLIGHTS

Investor Class

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended October 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$10.85	$10.17	$11.44	$10.87	$9.55
Income from Investment Operations:
Net investment loss[1]	(0.12)	(0.01)	(0.08)	(0.15)	(0.18)
Net realized and unrealized gain (loss)	(0.79)	0.69	(0.64)	0.99	1.50
Total from investment operations	(0.91)	0.68	(0.72)	0.84	1.32

Less Distributions:
From net realized gain	-	-	(0.55)	(0.27)	-
Total distributions	-	-	(0.55)	(0.27)	-
Net asset value, end of period	$9.94	$10.85	$10.17	$11.44	$10.87

Total return[2]	(8.39)%	6.69%	(6.57)%	7.87%	13.82%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$3,788	$10,395	$14,677	$32,907	$13,491

Ratio of expenses to average net assets (including interest expense):
Before fees waived and expenses absorbed/recovered[3]	2.34%	2.07%	1.95%	2.04%	2.43%
After fees waived and expenses absorbed/recovered[3]	2.08%	2.03%	2.02%	2.02%	2.05%
Ratio of net investment loss to average net assets (including interest expense):
Before fees waived and expenses absorbed/recovered	(1.44)%	(0.10)%	(0.66)%	(1.38)%	(2.12)%
After fees waived and expenses absorbed/recovered	(1.18)%	(0.06)%	(0.73)%	(1.36)%	(1.74)%

Portfolio turnover rate	0%	0%	0%	0%	0%

[1]	Based on average shares outstanding for the period.
[2]	Total returns would have been lower/higher had expenses not been waived/recovered by the Advisor. These returns include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[3]	If interest expense and dividends on securities sold short had been excluded, the expense ratios would have been lowered by 0.09% for the year ended October 31, 2020. For the prior periods ended October 31, 2019, 2018, 2017 and 2016, the ratios would have been lowered by 0.04%, 0.03%, 0.03% and 0.04%, respectively.

See accompanying Notes to Financial Statements.

361 Global Managed Futures Strategy Fund

FINANCIAL HIGHLIGHTS

Class I

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended October 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$11.02	$10.30	$11.55	$10.94	$9.59
Income from Investment Operations:
Net investment income (loss)[1]	(0.10)	0.02	(0.05)	(0.12)	(0.16)
Net realized and unrealized gain (loss)	(0.81)	0.70	(0.65)	1.00	1.51
Total from investment operations	(0.91)	0.72	(0.70)	0.88	1.35

Less Distributions:
From net investment income	(0.01)	-	-	-	-
From net realized gain	-	-	(0.55)	(0.27)	-
Total distributions	(0.01)	-	(0.55)	(0.27)	-
Net asset value, end of period	$10.10	$11.02	$10.30	$11.55	$10.94

Total return[2]	(8.29)%	6.99%	(6.32)%	8.19%	14.08%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$11,486	$32,578	$71,478	$73,545	$38,295

Ratio of expenses to average net assets (including interest expense):
Before fees waived and expenses absorbed/recovered[3]	2.09%	1.82%	1.70%	1.79%	2.18%
After fees waived and expenses absorbed/recovered[3]	1.83%	1.78%	1.77%	1.77%	1.80%
Ratio of net investment income (loss) to average net assets (including interest expense):
Before fees waived and expenses absorbed/recovered	(1.19)%	0.15%	(0.41)%	(1.13)%	(1.87)%
After fees waived and expenses absorbed/recovered	(0.93)%	0.19%	(0.48)%	(1.11)%	(1.49)%

Portfolio turnover rate	0%	0%	0%	0%	0%

[1]	Based on average shares outstanding for the period.
[2]	Total returns would have been lower/higher had expenses not been waived/recovered by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[3]	If interest expense and dividends on securities sold short had been excluded, the expense ratios would have been lowered by 0.09% for the year ended October 31, 2020. For the prior periods ended October 31, 2019, 2018, 2017 and 2016, the ratios would have been lowered by 0.04%, 0.03%, 0.03% and 0.04%, respectively.

See accompanying Notes to Financial Statements.

361 Domestic Long/Short Equity Fund

FINANCIAL HIGHLIGHTS

Investor Class

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended October 31,				For the Period March 31, 2016* through October 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$10.56	$10.96	$10.91	$9.90	$10.00
Income from Investment Operations:
Net investment income (loss)[1]	(0.11)	(0.03)	(0.12)	(0.05)	0.02
Net realized and unrealized gain (loss)	0.46	0.40	0.43	1.16	(0.12)
Total from investment operations	0.35	0.37	0.31	1.11	(0.10)

Less Distributions:
From net investment income	-	-	-	(0.02)	-
From net realized gain	(0.40)	(0.77)	(0.26)	(0.08)	-
Total distributions	(0.40)	(0.77)	(0.26)	(0.10)	-
Net asset value, end of period	$10.51	$10.56	$10.96	$10.91	$9.90

Total return[2]	3.43%	3.88%	2.87%	11.26%	(1.00)%[3]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$2,631	$656	$691	$398	$143

Ratio of expenses to average net assets (including dividends on securities sold short and interest expense):
Before fees waived and expenses absorbed[4]	3.27%	3.06%	3.38%	3.03%	3.91%[5]
After fees waived and expenses absorbed[4]	2.69%	2.83%	3.02%	2.42%	2.06%[5]
Ratio of net investment income (loss) to average net assets (including dividends on securities sold short and interest expense):
Before fees waived and expenses absorbed	(1.65)%	(0.49)%	(1.44)%	(1.05)%	(1.46)%[5]
After fees waived and expenses absorbed	(1.07)%	(0.26)%	(1.08)%	(0.44)%	0.39%[5]

Portfolio turnover rate	538%	332%	262%	263%	123%[3]

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]	Total returns would have been lower/higher had expenses not been waived/recovered by the Advisor. These returns include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[3]	Not annualized.
[4]	If interest expense and dividends on securities sold short had been excluded, the expense ratios would have been lowered by 0.90% for the year ended October 31, 2020. For the prior periods ended October 31, 2019, 2018, 2017, and 2016, the ratios would have been lowered by 1.04%, 1.23%, 0.63% and 0.27%, respectively.
[5]	Annualized.

See accompanying Notes to Financial Statements.

361 Domestic Long/Short Equity Fund

FINANCIAL HIGHLIGHTS

Class I

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended October 31,				For the Period March 31, 2016* through October 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$10.65	$11.02	$10.94	$9.90	$10.00
Income from Investment Operations:
Net investment income (loss)[1]	(0.08)	- [2]	(0.09)	(0.02)	0.04
Net realized and unrealized gain (loss)	0.46	0.40	0.43	1.17	(0.14)
Total from investment operations	0.38	0.40	0.34	1.15	(0.10)

Less Distributions:
From net investment income	(0.01)	-	-	(0.03)	-
From net realized gain	(0.40)	(0.77)	(0.26)	(0.08)	-
Total distributions	(0.41)	(0.77)	(0.26)	(0.11)	-
Net asset value, end of period	$10.62	$10.65	$11.02	$10.94	$9.90

Total return[3]	3.71%	4.15%	3.14%	11.72%	(1.00)%[4]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$8,108	$13,658	$9,261	$3,436	$4,578

Ratio of expenses to average net assets (including dividends on securities sold short and interest expense):
Before fees waived and expenses absorbed[5]	2.99%	2.77%	3.06%	2.76%	3.66%[6]
After fees waived and expenses absorbed[5]	2.41%	2.54%	2.70%	2.15%	1.81%[6]
Ratio of net investment income (loss) to average net assets (including dividends on securities sold short and interest expense):
Before fees waived and expenses absorbed	(1.37)%	(0.20)%	(1.12)%	(0.78)%	(1.21)%[6]
After fees waived and expenses absorbed	(0.79)%	0.03%	(0.76)%	(0.17)%	0.64%[6]

Portfolio turnover rate	538%	332%	262%	263%	123%[4]

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower/higher had expenses not been waived/recovered by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[4]	Not annualized.
[5]	If interest expense and dividends on securities sold short had been excluded, the expense ratios would have been lowered by 0.90% for the year ended October 31, 2020. For the prior periods ended October 31, 2019, 2018, 2017, and 2016, the ratios would have been lowered by 1.04%, 1.23%, 0.63% and 0.27%, respectively.
[6]	Annualized.

See accompanying Notes to Financial Statements.

361 Domestic Long/Short Equity Fund

FINANCIAL HIGHLIGHTS

Class Y

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended October 31,				For the Period March 31, 2016* through October 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$10.69	$11.05	$10.95	$9.92	$10.00
Income from Investment Operations:
Net investment income (loss)[1]	(0.07)	0.01	(0.08)	- [2]	0.05
Net realized and unrealized gain (loss)	0.47	0.40	0.44	1.15	(0.13)
Total from investment operations	0.40	0.41	0.36	1.15	(0.08)

Less Distributions:
From net investment income	(0.03)	-	-	(0.04)	-
From net realized gain	(0.40)	(0.77)	(0.26)	(0.08)	-
Total distributions	(0.43)	(0.77)	(0.26)	(0.12)	-
Net asset value, end of period	$10.66	$10.69	$11.05	$10.95	$9.92

Total return[3]	3.83%	4.23%	3.33%	11.72%	(0.80)%[4]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$5,340	$25,217	$31,321	$27,250	$25,128

Ratio of expenses to average net assets (including dividends on securities sold short and interest expense):
Before fees waived and expenses absorbed[5]	2.87%	2.66%	2.98%	2.63%	3.51%[6]
After fees waived and expenses absorbed[5]	2.29%	2.43%	2.62%	2.02%	1.66%[6]
Ratio of net investment income (loss) to average net assets (including dividends on securities sold short and interest expense):
Before fees waived and expenses absorbed	(1.25)%	(0.09)%	(1.04)%	(0.65)%	(1.06)%[6]
After fees waived and expenses absorbed	(0.67)%	0.14%	(0.68)%	(0.04)%	0.79%[6]

Portfolio turnover rate	538%	332%	262%	263%	123%[4]

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower/higher had expenses not been waived/recovered by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[4]	Not annualized.
[5]	If interest expense and dividends on securities sold short had been excluded, the expense ratios would have been lowered by 0.90% for the year ended October 31, 2020. For the prior periods ended October 31, 2019, 2018, 2017, and 2016, the ratios would have been lowered by 1.04%, 1.23%, 0.63% and 0.27%, respectively.
[6]	Annualized.

See accompanying Notes to Financial Statements.

361 Global Long/Short Equity Fund

FINANCIAL HIGHLIGHTS

Investor Class

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended October 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$10.98	$11.32	$12.15	$10.76	$10.92
Income from Investment Operations:
Net investment income (loss)[1]	(0.09)	0.01	(0.05)	0.03	0.02
Net realized and unrealized gain (loss)	0.32	(0.02)	-	1.39	(0.09)
Total from investment operations	0.23	(0.01)	(0.05)	1.42	(0.07)

Less Distributions:
From net investment income	-	-	(0.02)	(0.03)	-
From net realized gain	-	(0.33)	(0.76)	-	(0.09)
Total distributions	-	(0.33)	(0.78)	(0.03)	(0.09)
Net asset value, end of period	$11.21	$10.98	$11.32	$12.15	$10.76

Total return[2]	2.09%	0.06%	(0.55)%	13.26%	(0.61)%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$11,967	$29,320	$70,194	$82,319	$97,662

Ratio of expenses to average net assets (including dividends on securities sold short and interest expense):
Before fees waived and expenses absorbed/recovered[3,4]	2.72%	2.74%	2.68%	2.50%	2.50%
After fees waived and expenses absorbed/recovered[3,4]	2.67%	2.71%	2.63%	2.51%	2.55%
Ratio of net investment income (loss) to average net assets (including dividends on securities sold short and interest expense):
Before fees waived and expenses absorbed/recovered	(0.91)%	0.03%	(0.48)%	0.32%	0.20%
After fees waived and expenses absorbed/recovered	(0.86)%	0.06%	(0.43)%	0.31%	0.15%

Portfolio turnover rate	403%	220%	197%	237%	229%

[1]	Based on average shares outstanding for the period.
[2]	Total returns would have been lower/higher had expenses not been waived/recovered by the Advisor. These returns include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[3]	If interest expense and dividends on securities sold short had been excluded, the expense ratios would have been lowered by 0.88% for the year ended October 31, 2020. For the prior periods ended October 31, 2019, 2018, 2017, and 2016, the ratios would have been lowered by 0.92%, 0.85%, 0.61% and 0.61%, respectively.
[4]	Effective December 18, 2017, the Fund's advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that the total annual fund operating expenses (excluding taxes, leverage interest, brokerage commissions, acquired fund fees and expenses as determined in accordance with SEC Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) do not exceed 1.79% of average daily net assets of the Fund. Prior to December 18, 2017, the annual operating expense limitation was 1.94%.

See accompanying Notes to Financial Statements.

361 Global Long/Short Equity Fund

FINANCIAL HIGHLIGHTS

Class I

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended October 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$11.07	$11.37	$12.20	$10.82	$10.95
Income from Investment Operations:
Net investment income (loss)[1]	(0.06)	0.04	(0.02)	0.07	0.05
Net realized and unrealized gain (loss)	0.32	(0.01)	-	1.39	(0.09)
Total from investment operations	0.26	0.03	(0.02)	1.46	(0.04)

Less Distributions:
From net investment income	(0.03)	-	(0.05)	(0.08)	-
From net realized gain	-	(0.33)	(0.76)	-	(0.09)
Total distributions	(0.03)	(0.33)	(0.81)	(0.08)	(0.09)
Net asset value, end of period	$11.30	$11.07	$11.37	$12.20	$10.82

Total return[2]	2.38%	0.42%	(0.25)%	13.54%	(0.34)%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$204,510	$332,247	$536,076	$430,610	$421,094

Ratio of expenses to average net assets (including dividends on securities sold short and interest expense):
Before fees waived and expenses absorbed/recovered[3,4]	2.41%	2.42%	2.40%	2.21%	2.20%
After fees waived and expenses absorbed/recovered[3,4]	2.36%	2.39%	2.35%	2.22%	2.25%
Ratio of net investment income (loss) to average net assets (including dividends on securities sold short and interest expense):
Before fees waived and expenses absorbed/recovered	(0.60)%	0.35%	(0.20)%	0.60%	0.50%
After fees waived and expenses absorbed/recovered	(0.55)%	0.38%	(0.15)%	0.59%	0.45%

Portfolio turnover rate	403%	220%	197%	237%	229%

[1]	Based on average shares outstanding for the period.
[2]	Total returns would have been lower/higher had expenses not been waived/recovered by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[3]	If interest expense and dividends on securities sold short had been excluded, the expense ratios would have been lowered by 0.88% for the year ended October 31, 2020. For the prior periods ended October 31, 2019, 2018, 2017, and 2016, the ratios would have been lowered by 0.92%, 0.85%, 0.61% and 0.61%, respectively.
[4]	Effective December 18, 2017, the Fund's advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that the total annual fund operating expenses (excluding taxes, leverage interest, brokerage commissions, acquired fund fees and expenses as determined in accordance with SEC Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) do not exceed 1.54% of average daily net assets of the Fund. Prior to December 18, 2017, the annual operating expense limitation was 1.69%.

See accompanying Notes to Financial Statements.

361 Global Long/Short Equity Fund

FINANCIAL HIGHLIGHTS

Class Y

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended October 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$11.10	$11.39	$12.23	$10.84	$10.95
Income from Investment Operations:
Net investment income (loss)[1]	(0.05)	0.05	-	0.08	0.06
Net realized and unrealized gain (loss)	0.33	(0.01)	(0.01)	1.40	(0.08)
Total from investment operations	0.28	0.04	(0.01)	1.48	(0.02)

Less Distributions:
From net investment income	(0.04)	-	(0.07)	(0.09)	-
From net realized gain	-	(0.33)	(0.76)	-	(0.09)
Total distributions	(0.04)	(0.33)	(0.83)	(0.09)	(0.09)
Net asset value, end of period	$11.34	$11.10	$11.39	$12.23	$10.84

Total return[2]	2.54%	0.51%	(0.21)%	13.71%	(0.15)%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$480,370	$510,403	$145,591	$38,730	$32,993

Ratio of expenses to average net assets (including dividends on securities sold short and interest expense):
Before fees waived and expenses absorbed/recovered[3,4]	2.32%	2.34%	2.29%	2.10%	2.10%
After fees waived and expenses absorbed/recovered[3,4]	2.27%	2.31%	2.24%	2.11%	2.15%
Ratio of net investment income (loss) to average net assets (including dividends on securities sold short and interest expense):
Before fees waived and expenses absorbed/recovered	(0.51)%	0.43%	(0.09)%	0.71%	0.60%
After fees waived and expenses absorbed/recovered	(0.46)%	0.46%	(0.04)%	0.70%	0.55%

Portfolio turnover rate	403%	220%	197%	237%	229%

[1]	Based on average shares outstanding for the period.
[2]	Total returns would have been lower/higher had expenses not been waived/recovered by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[3]	If interest expense and dividends on securities sold short had been excluded, the expense ratios would have been lowered by 0.88% for the year ended October 31, 2020. For the prior periods ended October 31, 2019, 2018, 2017, and 2016, the ratios would have been lowered by 0.92%, 0.85%, 0.61% and 0.61%, respectively.
[4]	Effective December 18, 2017, the Fund's advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that the total annual fund operating expenses (excluding taxes, leverage interest, brokerage commissions, acquired fund fees and expenses as determined in accordance with SEC Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) do not exceed 1.39% of average daily net assets of the Fund. Prior to December 18, 2017, the annual operating expense limitation was 1.54%.

See accompanying Notes to Financial Statements.

361 Funds

NOTES TO FINANCIAL STATEMENTS

October 31, 2020

Note 1 – Organization

361 Managed Futures Strategy Fund (“Managed Futures Strategy” or “Managed Futures Strategy Fund”), 361 Global Managed Futures Strategy Fund (“Global Managed Futures Strategy” or “Global Managed Futures Strategy Fund”), 361 Domestic Long/Short Equity Fund (“Domestic Long/Short Equity” or “Domestic Long/Short Equity Fund”) and 361 Global Long/Short Equity Fund (“Global Long/Short Equity” or “Global Long/Short Equity Fund”) (each a “Fund” and collectively the ‘‘Funds’’) are organized as a series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Managed Futures Strategy Fund, Global Managed Futures Strategy Fund, Domestic Long/Short Equity Fund and Global Long/Short Equity Fund are diversified Funds.

The Managed Futures Strategy Fund’s primary investment objective is to seek positive absolute returns that have a low correlation to the returns of broad stock and bond markets. The Fund commenced investment operations on December 20, 2011, with two classes of shares, Class A and Class I. Class A shares were re-designated as Investor Class shares on November 1, 2014.

The Global Managed Futures Strategy Fund’s primary investment objective is to seek positive absolute returns that have a low correlation to the returns of global stock and bond markets. The Fund commenced investment operations on February 12, 2014, with two classes of shares, Class A and Class I. Class A shares were re-designated as Investor Class shares on November 1, 2014.

The Domestic Long/Short Equity Fund’s primary investment objective is to achieve long-term capital appreciation. The Fund commenced investment operations on March 31, 2016, with three classes of shares, Investor Class, Class I and Class Y.

The Global Long/Short Equity Fund’s primary investment objective is to seek to achieve long-term capital appreciation. As a secondary objective, the Global Long/Short Equity Fund also seeks to preserve capital in down markets. The Fund commenced investment operations on December 12, 2014, with three classes of shares, Investor Class, Class I and Class Y.

The Global Long/Short Equity Fund commenced operations on December 12, 2014, prior to which its only activity was the receipt of a $10,010 investment from the Fund’s advisor and a $644,131 transfer of shares of the Fund in exchange for the net assets of the Analytic Global Long/Short Equity Fund, L.P., a Delaware limited partnership (“L.P.”). This exchange was nontaxable, whereby the Fund issued 64,413 shares for the net assets of the SMA on December 12, 2014. Gross assets with a fair market value of $830,593 consisting of cash, interest receivable and securities of the L.P. with a fair value of $644,098 (identified cost of investments transferred $638,574) were the primary assets received by the Fund. The Fund also assumed a liability for short securities with a fair market value of $186,452 (identified proceeds of $203,052) as part of this exchange. For financial reporting purposes, assets and liabilities received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from the L.P. was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amount distributable to shareholders for tax purposes.

The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, subject to the approval of the Trustees. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative net assets. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

361 Funds

NOTES TO FINANCIAL STATEMENTS - Continued

October 31, 2020

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

Note 2 – Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments

Each Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if the last-quoted sales price is not readily available, the securities will be valued at the last bid or the mean between the last available bid and ask price. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Debt securities are valued by utilizing a price supplied by independent pricing service providers. The independent pricing service providers may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. If a price is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Funds might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Funds’ advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees. The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting. The Valuation Committee meets as needed. The Valuation Committee is comprised of all the Trustees, but action may be taken by any one of the Trustees.

Foreign securities traded in countries outside the U.S. are fair valued by utilizing the quotations of an independent pricing service. The pricing service uses statistical analyses and quantitative models to adjust local prices using factors such as subsequent movement and changes in the prices of indexes, securities and exchange rates in other markets in determining fair value as of the time the Fund calculates the NAVs. The Board reviews the independent third party fair valuation analysis report quarterly.

(b) Options

The Funds may write or purchase options contracts primarily to enhance the Funds’ returns or reduce volatility. In addition, the Funds may utilize options in an attempt to generate gains from option premiums or to reduce overall portfolio risk. When a Fund writes or purchases an option, an amount equal to the premium received or paid by a Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by a Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether a Fund has realized a gain or a loss on investment transactions. A Fund, as a writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

361 Funds

NOTES TO FINANCIAL STATEMENTS - Continued

October 31, 2020

(c) Stock Index Futures

The Funds may invest in stock index futures as a substitute for a comparable market position in the underlying securities. A stock index future obligates the seller to deliver (and the purchaser to accept), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the Funds’ agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by “marking to market” on a daily basis to reflect the market value of the contracts at the end of each day’s trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, a Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and a Fund’s basis in the contract. Risks of entering into futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. The purchase of a futures contract involves the risk that a Fund could lose more than the original margin deposit required to initiate the futures transaction. There is minimal counterparty credit risk involved in entering into futures contracts since they are exchange-traded instruments and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

(d) Short Sales

Short sales are transactions under which the Funds sell a security it does not own in anticipation of a decline in the value of that security. To complete such a transaction, the Funds must borrow the security to make delivery to the buyer. The Funds then are obligated to replace the security borrowed by purchasing the security at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Funds. When a security is sold short a decrease in the value of the security will be recognized as a gain and an increase in the value of the security will be recognized as a loss, which is potentially limitless. Until the security is replaced, the Funds are required to pay the lender amounts equal to dividend or interest that accrue during the period of the loan which is recorded as an expense. To borrow the security, the Funds also may be required to pay a premium or an interest fee, which are recorded as interest expense. Cash or securities are segregated for the broker to meet the necessary margin requirements. The Funds are subject to the risk that it may not always be able to close out a short position at a particular time or at an acceptable price.

(e) Borrowings

The Funds have the ability to borrow funds (leverage) on a secured basis to invest in portfolio securities. However, the Funds may have no leverage for an extended period of time when the Funds believe that leverage is not in the best interest of the Funds. Borrowings can be made only to the extent that the value of the Fund’s assets, less its liabilities other than borrowings, is equal to at least 300% of all borrowings (including proposed borrowing).

Leverage creates an opportunity for increased income and capital appreciation but at the same time, it creates special risks that will increase the Fund’s exposure to capital risk. There is no assurance that the use of a leveraging strategy will be successful during any period in which it is used. Leverage creates an opportunity for increased income and capital appreciation but at the same time, it creates special risks that will increase the Fund’s exposure to capital risk. There is no assurance that the use of a leveraging strategy will be successful during any period in which it is used.

To the extent the income or capital appreciation derived from securities purchases with Fund assets received from leverage exceeds the cost of leverage; the Fund’s return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchases with such Fund assets is not sufficient to cover the cost of leverage, the Fund’s return will be less than it would have been if no leverage had been used. Nevertheless, the Fund may determine to maintain the Fund’s leveraged position if it deems such action to be appropriate under the circumstances. The Funds have a leverage agreement with Societe Generale. The interest rate charged for these borrowings is Federal funds rate plus 65 basis points and the interest rate for debit cash balances is Federal funds rate plus 75 basis points. For balances denominated in foreign currencies, the rate charged is reference rate of each respective country plus 130 basis points. During the year ended October 31, 2020 the interest was as follows:

361 Funds

NOTES TO FINANCIAL STATEMENTS - Continued

October 31, 2020

	Outstanding average daily balance	Weighted average interest rate	Maximum amount outstanding	Outstanding balance as of 10/31/2020	Investments sold short at 10/31/2020	Interest Expense
Domestic Long/Short Equity Fund	$7,625,600	1.50%	$10,849,055	$4,443,295	$4,987,734	$121,554
Global Long/Short Equity Fund	128,316,848	1.65%	169,558,201	128,658,874	209,159,215	2,708,440

(f) Short-Term Investments

The Managed Futures Strategy Fund and Global Managed Futures Strategy Fund invest a significant amount (101.3% and 94.4%, respectively, of their net assets as of October 31, 2020) in the Federated Treasury Obligations Fund – Institutional Shares, (“TOIXX”).  TOIXX invests in a portfolio of U.S. Treasury securities maturing in 397 days or less and repurchase agreements collateralized fully by U.S. Treasury securities.

TOIXX files complete Semi-Annual and Annual Reports with the U.S. Securities and Exchange Commission (“SEC”) for semi-annual and annual periods of each fiscal year on Form N-CSR. The Forms N-CSR are available on the website of the SEC at www.sec.gov, and may also be viewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC- 0330. The net expense ratio per the July 31, 2020 Annual report of TOIXX was 0.19%.

The Domestic Long/Short Equity Fund invests a significant amount (28.9% of its net assets as of October 31, 2020) in the UMB Money Market Fiduciary. The UMB Money Market Fiduciary acts as a bank deposit for the Fund, providing an interest bearing account for short-term investment purposes. This investment vehicle is not publicly traded on open markets.

(g) Investment Transactions, Investment Income and Expenses

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Funds record a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Discounts on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Premiums for callable debt securities are amortized to the earliest call date, if the call price was less than the purchase price. If the call price was not at par and the security was not called, the security is amortized to the next call price and date. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees, which are unique to each class of shares. Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each fund or an alternative allocation method can be more appropriately made.

In conjunction with the use of short sales, written options contracts or futures contracts, the Funds may be required to maintain collateral in various forms. At October 31, 2020, such collateral is denoted in the Funds’ Schedule of Investments and Statements of Assets and Liabilities. Also in conjunction with the use of short sales, written options contracts or futures contracts, the Funds, when appropriate, utilize a segregated margin deposit account with the counterparty. At October 31, 2020, these segregated margin deposit accounts are denoted in the Funds’ Statements of Assets and Liabilities.

361 Funds

NOTES TO FINANCIAL STATEMENTS - Continued

October 31, 2020

(h) Federal Income Taxes

The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Funds.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Funds’ tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations.

The Income Tax Statement requires management of the Funds to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Funds’ current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the open tax years ended October 31, 2017 through 2020, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examination in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(i) Distributions to Shareholders

The Funds will make distributions of net investment income and capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

(j) Illiquid Securities

Pursuant to Rule 22e-4 under the 1940 Act, the Funds have adopted a Liquidity Risk Management Program (“LRMP”) that requires, among other things, that the Funds limit their illiquid investments that are assets to no more than 15% of net assets. An illiquid investment is any security which may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If the Advisor, at any time, determines that the value of illiquid securities held by a Fund exceeds 15% of its net asset value, the Advisor will take such steps as it considers appropriate to reduce them as soon as reasonably practicable in accordance with the Funds’ written LRMP.

Note 3 – Investment Advisory and Other Agreements

The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement (the “Agreement”) with 361 Capital, LLC (the “Advisor”). Under the terms of the Agreement, the Funds pay a monthly investment advisory fee to the Advisor. The annual rates are listed by Fund in the tables below.

361 Funds

NOTES TO FINANCIAL STATEMENTS - Continued

October 31, 2020

The Advisor has contractually agreed to waive its fee and/or pay for operating expenses (excluding any taxes, leverage interest, acquired fund fees and expenses as determined in accordance with Form N-1A, dividend and interest expense on short sales, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation expenses) in order to limit total annual operating expenses of each fund. This agreement is in effect until February 28, 2021 for the Managed Futures Strategy Fund and Global Managed Futures Strategy Fund and it may be terminated before that date only by the Trust's Board of Trustees. The table below contains the expense cap by Fund and by Class:

	Investment Advisory Fees	Total Limit on Annual Operating Expenses Investor Class Shares†	Total Limit on Annual Operating Expenses Class I Shares†
Managed Futures Strategy Fund	1.50%	2.24%	1.99%
Global Managed Futures Strategy Fund	1.25%	1.99%	1.74%

†	The total limit on annual operating expenses is calculated based on each Fund’s average daily net assets.

The Advisor has contractually agreed to waive its fee and/or pay for operating expenses (excluding any taxes, leverage interest, acquired fund fees and expenses as determined in accordance with Form N-1A, dividend and interest expense on short sales, brokerage commissions, expenses incurred in connection with any merger or reorganization, extraordinary expenses such as litigation expenses, Rule 12b-1 fees and shareholder service fees) in order to limit total annual operating expenses of each fund. This agreement is in effect until February 28, 2021 for the Domestic Long/Short Equity Fund and Global Long/Short Equity Fund and it may be terminated before that date only by the Trust's Board of Trustees. The table below contains the expense cap by Fund:

	Investment Advisory Fees	Total Limit on Annual Operating Expenses†
Domestic Long/Short Equity Fund	1.10%	1.39%
Global Long/Short Equity Fund	1.25%	1.39%

†	The total limit on annual operating expenses is calculated based on each Fund’s average daily net assets.

Federated Investment Management Company (“Federated” or the “Sub-Advisor”) serves as sub-advisor to the Managed Futures Strategy Fund. Under the Sub-Advisory Agreement, the Fund will pay the Sub-Advisor an annual sub-advisory fee of 0.10% of the allocated average net assets of the Fund on the first $250 million and 0.08% on such assets over $250 million. The Sub-Advisor may invest the cash portion of its allocated Fund assets in money market mutual funds managed by Federated (the “Federated Money Market Funds”). The Sub-Advisor waives its sub-advisory fee equal to the amount of management fee it received from the Fund’s investments in the Federated Money Market Funds. For the year ended October 31, 2020, the Sub-Advisor waived $15,308 of its sub-advisory fees.

The Advisor has engaged Wells Capital Management, Inc. (the "Sub-Advisor") to manage the assets of the 361 Domestic Long/Short Equity Fund and 361 Global Long/Short Equity Fund and pays the Sub-Advisor from its advisory fees.

361 Funds

NOTES TO FINANCIAL STATEMENTS - Continued

October 31, 2020

For the year ended October 31, 2020, the Advisor waived fees as follows:

Advisory fees waived
Managed Futures Strategy Fund	$62,533
Global Managed Futures Strategy Fund	79,945
Domestic Long/Short Equity Fund	161,328
Global Long/Short Equity Fund	407,583
$711,389

The Advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three full fiscal years after the date of the waiver or payment. This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation amount in effect at the time such fees were waived or payments made, or (b) the expense limitation amount in effect at the time of the reimbursement. At October 31, 2020, the amount of these potentially recoverable expenses was $62,533, $102,222, $389,323 and $922,583 for the Managed Futures Strategy Fund, Global Managed Futures Strategy Fund, Domestic Long/Short Equity Fund and Global Long/Short Equity Fund, respectively. The Advisor may recapture all or a portion of these amounts no later than October 31, of the years stated below:

	Managed Futures Strategy Fund	Global Managed Futures Strategy Fund	Domestic Long/Short Equity Fund	Global Long/Short Equity Fund
2021	$-	$-	$126,060	$303,970
2022	-	22,277	101,935	211,030
2023	62,533	79,945	161,328	407,583
Total	$62,533	$102,222	$389,323	$922,583

UMB Fund Services, Inc. (“UMBFS”) serves as the Funds’ fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Funds’ other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Funds’ custodian. The Funds’ allocated fees incurred for fund accounting, fund administration, transfer agency and custody services for the year ended October 31, 2020 are reported on the Statements of Operations.

IMST Distributors, LLC serves as the Funds’ distributor (the “Distributor”). The Distributor does not receive compensation from the Funds for its distribution services; the Advisor pays the Distributor a fee for its distribution-related services.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Funds do not compensate trustees and officers affiliated with the Funds’ co-administrators. For the year ended October 31, 2020, the Funds’ allocated fees incurred for Trustees who are not affiliated with the Funds’ co-administrators are reported on the Statements of Operations.

The Funds’ Board of Trustees has adopted a Deferred Compensation Plan (the “Plan”) for the Independent Trustees that enables Trustees to elect to receive payment in cash or the option to select various fund(s) in the Trust in which their deferred accounts shall be deemed to be invested. If a trustee elects to defer payment, the Plan provides for the creation of a deferred payment account. The Funds’ liability for these amounts is adjusted for market value changes in the invested fund(s) and remains a liability to the Funds until distributed in accordance with the Plan. The Trustees Deferred compensation liability under the Plan constitutes a general unsecured obligation of each Fund and is disclosed in the Statements of Assets and Liabilities. Contributions made under the plan and the change in unrealized appreciation/depreciation and income are included in the Trustees’ fees and expenses in the Statements of Operations.

361 Funds

NOTES TO FINANCIAL STATEMENTS - Continued

October 31, 2020

Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust. The Funds’ allocated fees incurred for CCO services for the year ended October 31, 2020 are reported on the Statements of Operations.

Note 4 – Federal Income Taxes

As of October 31, 2020, the cost of investments on a tax basis and gross unrealized appreciation (depreciation) on investments for federal income tax purposes were as follows:

	Managed Futures Strategy Fund	Global Managed Futures Strategy Fund	Domestic Long/Short Equity Fund	Global Long/Short Equity Fund
Cost of investments	$34,474,893	$14,421,967	$14,556,836	$570,387,586

Gross unrealized appreciation	$-	$-	$2,056,937	$86,691,399
Gross unrealized depreciation	-	-	(1,039,650)	(40,215,085)
Net unrealized appreciation on investments	$-	$-	$1,017,287	$46,476,314

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to wash sale loss deferrals and foreign currency.

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended October 31, 2020, permanent differences in book and tax accounting have been reclassified to paid-in capital and total distributable earnings (accumulated deficit) as follows:

Increase (Decrease)
Fund	Paid-in Capital	Total Distributable Earnings (Accumulated Deficit)
Managed Futures Strategy Fund	$1,867	$(1,867)
Global Managed Futures Strategy Fund	(38,423)	38,423
Domestic Long/Short Equity Fund	249	(249)
Global Long/Short Equity Fund	(548,999)	548,999

361 Funds

NOTES TO FINANCIAL STATEMENTS - Continued

October 31, 2020

As of October 31, 2020, the components of accumulated earnings (deficit) on a tax basis were as follows:

	Managed Futures Strategy Fund	Global Managed Futures Strategy Fund	Domestic Long/Short Equity Fund	Global Long/Short Equity Fund
Undistributed ordinary income	$-	$-	$-	$-
Undistributed long-term capital gains	-	-	624,558	-
Tax accumulated earnings	-	-	624,558	-

Accumulated capital and other losses	(20,843,397)	(7,075,011)	(198,729)	(51,233,550)
Unrealized appreciation on investments	-	-	1,017,287	46,476,314
Unrealized appreciation on foreign currency and futures contracts	-	56,150	-	15,707
Unrealized deferred compensation	(5,428)	(4,435)	(4,740)	(6,716)
Total accumulated earnings (deficit)	$(20,848,825)	$(7,023,296)	$1,438,376	$(4,748,245)

The tax character of the distributions paid during the fiscal years ended October 31, 2020 and October 31, 2019 were as follows:

	Managed Futures Strategy Fund		Global Managed Futures Strategy Fund
Distributions paid from:	2020	2019	2020	2019
Ordinary income	$1,573,223	$-	$19,361	$-
Net long-term capital gains	-	-	-	-
Total distributions paid	$1,573,223	$-	$19,361	$-

	Domestic Long/Short Equity Fund		Global Long/Short Equity Fund
Distributions paid from:	2020	2019	2020	2019
Ordinary income	$62,811	$1,302,315	$2,790,524	$24,487
Net long-term capital gains	1,302,832	1,493,767	-	21,144,230
Total distributions paid	$1,365,643	$2,796,082	$2,790,524	$21,168,717

361 Funds

NOTES TO FINANCIAL STATEMENTS - Continued

October 31, 2020

At October 31, 2020, the Funds had capital loss carryforwards, which reduce the Funds’ taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal tax. Pursuant to the Code, the capital loss carryforwards are as follows:

	Not Subject to Expiration:
Fund	Short-Term	Long-Term	Total
Managed Futures Strategy Fund	$8,970,944	$11,389,484	$20,360,428
Global Managed Futures Strategy Fund	2,684,540	4,158,295	6,842,835
Domestic Long/Short Equity Fund	-	-	-
Global Long/Short Equity Fund	49,675,323	693,281	50,368,604

As of October 31, 2020, the following funds had qualified late-year ordinary losses, which are deferred until fiscal year 2021 for tax purposes.

Fund	Late-Year Ordinary Losses
Managed Futures Strategy Fund	$482,969
Global Managed Futures Strategy Fund	232,176
Domestic Long/Short Equity Fund	198,729
Global Long/Short Equity Fund	864,946

Net late-year losses incurred after December 31, and within the taxable year are deemed to arise on the first day of the Fund’s next taxable year.

Note 5 – Investment Transactions

For the year ended October 31, 2020, purchases and sales of investments, excluding short-term investments, futures contracts and options contracts, were as follows:

	Purchases	Sales	Securities sold short	Cover short securities
Managed Futures Strategy Fund	$18,506,291	$117,608,593	$-	$-
Global Managed Futures Strategy Fund	-	-	-	-
Domestic Long/Short Equity Fund	145,781,405	173,847,361	52,357,416	62,489,501
Global Long/Short Equity Fund	2,937,419,371	3,125,514,887	980,455,737	1,034,619,121

Note 6 – Distribution Plan

The Trust, on behalf of each Fund, has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act which allows each Fund to pay distribution fees for the sale and distribution of its Investor Class shares. The Plan provides for the payment of distribution fees at the annual rate of up to 0.25% of average daily net assets attributable to Investor Class, payable to IMST Distributors, LLC. Class I and Class Y shares do not pay any distribution fees.

For the year ended October 31, 2020, for the Managed Futures Strategy Fund, Global Managed Futures Strategy Fund, Domestic Long/Short Equity Fund and Global Long/Short Equity Fund distribution fees incurred by each Fund’s Investor Class shares are disclosed on the Statements of Operations.

361 Funds

NOTES TO FINANCIAL STATEMENTS - Continued

October 31, 2020

Note 7 – Shareholder Servicing Plan

The Trust, on behalf of each Fund, has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.15% of each Fund’s average daily net assets of shares serviced by shareholder servicing agents who provide administrative and support services to their customers. Class Y shares do not participate in the Shareholder Servicing Plan.

For the year ended October 31, 2020, for the Managed Futures Strategy Fund, Global Managed Futures Strategy Fund, Domestic Long/Short Equity Fund and Global Long/Short Equity Fund shareholder servicing fees incurred are disclosed on the Statements of Operations.

Note 8 – Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds expect the risk of loss to be remote.

Note 9 – Fair Value Measurements and Disclosure

Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Funds’ investments. These inputs are summarized into three broad Levels as described below:

●	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

●	Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

●	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

361 Funds

NOTES TO FINANCIAL STATEMENTS - Continued

October 31, 2020

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of October 31, 2020, in valuing the Funds’ assets carried at fair value:

Managed Futures Strategy Fund	Level 1	Level 2*	Level 3**	Total
Investments
Short-Term Investments	$34,474,893	$-	$-	$34,474,893
Total Investments	$34,474,893	$-	$-	$34,474,893

Global Managed Futures Strategy Fund	Level 1	Level 2*	Level 3**	Total
Assets
Investments
Short-Term Investments	$14,421,967	$-	$-	$14,421,967
Total Assets	$14,421,967	$-	$-	$14,421,967

Liabilities
Other Financial Instruments[2]
Futures Contracts	$39,253	$-	$-	$39,253
Total Liabilities	$39,253	$-	$-	$39,253

Domestic Long/Short Equity Fund	Level 1	Level 2*	Level 3**	Total
Assets
Investments
Common Stocks[1]	$15,909,823	$-	$-	$15,909,823
Short-Term Investments	4,652,034	-	-	4,652,034
Total Assets	$20,561,857	$-	$-	$20,561,857

Liabilities
Securities Sold Short
Common Stocks[1]	$4,987,734	$-	$-	$4,987,734
Total Liabilities	$4,987,734	$-	$-	$4,987,734

361 Funds

NOTES TO FINANCIAL STATEMENTS - Continued

October 31, 2020

Global Long/Short Equity Fund	Level 1	Level 2	Level 3**	Total
Assets
Investments
Common Stocks
Basic Materials	$31,292,865	$17,587,024	$-	$48,879,889
Communications	76,083,383	57,627,970	-	133,711,353
Consumer, Cyclical	54,516,931	37,690,483	-	92,207,414
Consumer, Non-cyclical	96,696,596	66,888,236	-	163,584,832
Financial	-	24,990,807	-	24,990,807
Industrial	83,336,989	-	-	83,336,989
Technology	120,333,202	18,561,239	-	138,894,441
Utilities	-	8,730,467	-	8,730,467
Short-Term Investments	131,686,923	-	-	131,686,923
Total Assets	$593,946,889	$232,076,226	$-	$826,023,115

Liabilities
Securities Sold Short
Common Stocks
Basic Materials	$5,737,867	$21,963,319	$-	$27,701,186
Communications	4,945,870	11,078,697	-	16,024,567
Consumer, Cyclical	35,161,007	33,079,291	-	68,240,298
Consumer, Non-cyclical	19,893,312	6,191,165	-	26,084,477
Energy	19,435,483	8,763,914	-	28,199,397
Financial	16,434,337	2,446,814	-	18,881,151
Industrial	7,600,601	12,119,983	-	19,720,584
Rights
Industrial	4,262,912	-	-	4,262,912
Warrants
Energy	44,643	-	-	44,643
Total Liabilities	$113,516,032	$95,643,183	$-	$209,159,215

[1]	For a detailed break-out of common stocks and corporate bonds by major industry classification, please refer to the Schedule of Investments.
[2]	Other financial instruments are derivative instruments such as futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.
*	The Funds did not hold any Level 2 securities at period end.
**	The Funds did not hold any Level 3 securities at period end.

Note 10 – Derivatives and Hedging Disclosures

Derivatives and Hedging requires enhanced disclosures about the Funds’ derivative and hedging activities, including how such activities are accounted for and their effects on the Funds’ financial position, performance and cash flows. The Funds invested in futures contracts during the year ended October 31, 2020.

361 Funds

NOTES TO FINANCIAL STATEMENTS - Continued

October 31, 2020

The effects of these derivative instruments on the Funds’ financial position and financial performance as reflected in the Statements of Assets and Liabilities and Statements of Operations are presented in the tables below. The fair values of derivative instruments, as of October 31, 2020, by risk category are as follows:

			Asset Derivatives	Liability Derivatives
	Statement of Asset and Liabilities Location	Derivatives not designated as hedging instruments	Value	Value
Global Managed Futures Strategy Fund	Unrealized appreciation/depreciation on open futures contracts	Equity Contracts	$-	$39,253

The effects of derivative instruments on the Statements of Operations for the year ended October 31, 2020 for the Managed Futures Strategy and Global Managed Futures Strategy are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
	Derivatives not designated as hedging instruments	Futures Contracts	Purchased Options Contracts	Written Options Contracts	Total
Managed Futures Strategy Fund	Equity Contracts	$(14,648,399)	$-	$-	$(14,648,399)
	Volatility Contracts	577,316	-	-	577,316
Global Managed Futures Strategy Fund	Equity Contracts	(3,881,804)	-	-	(3,881,804)

Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in Income
	Derivatives not designated as hedging instruments	Futures Contracts	Purchased Options Contracts	Total
Managed Futures Strategy Fund	Equity Contracts	$(29,350)	$-	$(29,350)
	Volatility Contracts	(487,650)	-	(487,650)
Global Managed Futures Strategy Fund	Equity Contracts	(40,289)	-	(40,289)

The quarterly average volumes of derivative instruments as of October 31, 2020 are as follows:

	Derivatives not designated as hedging instruments	Long Futures Contracts	Short Futures Contracts	Purchased Options Contracts	Total
Managed Futures Strategy Fund	Equity Contracts	36,746,541	4,987,501	-	41,734,042
	Volatility Contracts	-	1,402,015	-	1,402,015
Global Managed Futures Strategy Fund	Equity Contracts	17,253,092	4,815,645	-	22,068,737

361 Funds

NOTES TO FINANCIAL STATEMENTS - Continued

October 31, 2020

Note 11 – Covid-19 Risks

In early 2020, an outbreak of a novel strain of coronavirus (COVID-19) emerged globally. This coronavirus has resulted in closing international borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general public concern and uncertainty. The impact of this outbreak has negatively affected the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. The future impact of COVID-19 is currently unknown, and it may exacerbate other risks that apply to the Funds, including political, social and economic risks. Any such impact could adversely affect the Funds’ performance, the performance of the securities in which the Funds invest and may lead to losses on your investment in the Funds. The ultimate impact of COVID-19 on the financial performance of the Funds’ investments is not reasonably estimable at this time.

Note 12 – Reorganization

On August 20, 2020, the Board of Trustees of the Trust (the “Board”) has approved the proposed reorganization (the “Reorganization”) of the 361 Managed Futures Strategy Fund (the “Target Fund”) into the 361 Global Managed Futures Strategy Fund (the “Acquiring Fund”), subject to approval by the shareholders of the 361 Managed Futures Strategy Fund.

In order to accomplish the Reorganization, the Board approved an Agreement and Plan of Reorganization (the “Plan”). The Plan provides for an exchange of shares of each class of the Target Fund for shares of the same class of the Acquiring Fund, which would be distributed pro rata by the Target Fund to the holders of the shares of such class in complete liquidation of the Target Fund, and the Acquiring Fund’s assumption of all of the liabilities of the Target Fund. Shareholders of each class of the Target Fund will receive shares of the Acquiring Fund equal in value to the shares of the Target Fund held by the shareholders prior to the Reorganization. The effect of the Reorganization will be that the Target Fund’s shareholders will become shareholders of the Acquiring Fund. The Reorganization is intended to qualify as a tax-free transaction for federal income tax purposes.

If the Reorganization is approved by Target Fund shareholders, the Advisor intends to change the Acquiring Fund’s investment strategy. In particular, following the Reorganization, the Acquiring Fund will invest in futures and futures-related instruments, such as forwards and swaps, through a wholly-owned and controlled subsidiary to be formed under the laws of the British Virgin Islands (the “Acquiring Fund Subsidiary”). In addition, the Acquiring Fund will continue to be permitted to invest directly in futures contracts and futures-related instruments. The Advisor will serve as investment advisor to the Acquiring Fund Subsidiary. The Advisor also intends to enter into trading advisory agreements with Revolution Capital Management LLC (“RCM”) pursuant to which RCM will serve as the trading advisor to the Acquiring Fund and the Acquiring Fund Subsidiary. As trading advisor to the Acquiring Fund and the Acquiring Fund Subsidiary, RCM will direct the Acquiring Fund’s and the Acquiring Fund Subsidiary’s investments in futures contracts and futures-related instruments. Acquiring Fund shareholders will be asked to approve the appointment of the Advisor as investment advisor to the Acquiring Fund Subsidiary, and RCM as trading advisor to the Acquiring Fund and to the Acquiring Fund Subsidiary. In addition, Acquiring Fund shareholders are being asked to approve the use of a “manager of managers” arrangement to allow the Advisor and the Board to replace sub-advisors (including trading advisors) of the Acquiring Fund and the Acquiring Fund Subsidiary in the future without the cost and time associated with a shareholder meeting.

The Board has called a meeting of the shareholders of the Funds to vote on the proposals applicable to their Fund(s). Management of the Trust expects the shareholder meeting to be held on or about January 20, 2021. If the Reorganization is approved by Target Fund shareholders, the Reorganization is expected to take effect in the first quarter of 2021. If approved by Acquiring Fund shareholders, the appointment of the Advisor as investment advisor to the Acquiring Fund Subsidiary and RCM as trading advisor to the Acquiring Fund and to the Acquiring Fund Subsidiary is expected to take effect concurrent with the Reorganization. The ability to use the “manager of managers” arrangement with respect to the Acquiring Fund will take effect immediately upon approval by Acquiring Fund shareholders.

361 Funds

NOTES TO FINANCIAL STATEMENTS - Continued

October 31, 2020

Note 13 – Events Subsequent to the Fiscal Period End

The Funds have adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Funds’ related events and transactions that occurred through the date of issuance of the Funds’ financial statements.

The Domestic Long/Short Equity Fund declared the payment of a distribution to be paid, on December 10, 2020, to shareholders of record on December 9, 2020 as follows:

		Short Term Capital Gain	Long Term Capital Gain	Income
Domestic Long/Short Equity Fund	Investor Class Shares	None	$0.4374	None
Domestic Long/Short Equity Fund	Class I Shares	None	0.4374	None
Domestic Long/Short Equity Fund	Class Y Shares	None	0.4374	None

There were no other events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Funds’ financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Investment Managers Series Trust

and the Shareholders of the 361 Funds

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the 361 Managed Futures Strategy Fund, 361 Global Managed Futures Fund, 361 Domestic Long/Short Equity Fund and 361 Global Long/Short Equity Fund (the “Funds”), each a series of Investment Managers Series Trust, including the schedules of investments, as of October 31, 2020, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, with respect to 361 Domestic Long/Short Equity Fund and 361 Global Long/Short Equity Fund, the statements of cash flows for the year then ended, the financial highlights for the periods indicated thereon, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of October 31, 2020, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for the periods indicated thereon, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2007.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian and brokers; when replies from brokers were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

December 30, 2020

361 Funds

SUPPLEMENTAL INFORMATION (Unaudited)

Long-Term Capital Gain Designation

For the fiscal year ended October 31, 2020, the Domestic Long/Short Equity Fund designate $1,302,832, respectively as 20% rate gain distributions for purposes of the dividends paid deduction.

Qualified Dividend Income

Pursuant to Section 854 of the Internal Revenue Code of 1986, the Domestic Long/Short Equity Fund designates 100%, respectively, of its ordinary income dividends, including short-term capital gain, as qualified dividend income for the taxable year ended October 31, 2020.

Dividends Received Deduction

The Domestic Long/Short Equity Fund designates 100%, respectively, of its ordinary income dividends, including short-term capital gain, as qualifying for the dividend received deduction available to corporate shareholders for the taxable year ended October 31, 2020.

Trustees and Officers Information

Additional information about the Trustees is included in the Funds’ Statement of Additional Information which is available, without charge, upon request by calling (888) 7361CAP (888) 736-1227 The Trustees and officers of the Funds’ and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held During the Past Five Years by Trustee[e]
Independent Trustees:
Charles H. Miller [a] (born 1947) Trustee	Since November 2007	Retired (2013 – present); Executive Vice President, Client Management and Development, Access Data, a Broadridge company, a provider of technology and services to asset management firms (1997 – 2012).	4	361 Social Infrastructure Fund, a closed-end investment company.
Ashley Toomey Rabun [a] (born 1952) Trustee and Chairperson of the Board	Since November 2007	Retired (2016 – present); President and Founder, InvestorReach, Inc., a financial services consulting firm (1996 – 2015).	4	361 Social Infrastructure Fund, a closed-end investment company; Select Sector SPDR Trust, a registered investment company (includes 11 portfolios).

361 Funds

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held During the Past Five Years by Trustee[e]
William H. Young [a] (born 1950) Trustee	Since November 2007	Retired (2014 – present); Independent financial services consultant (1996 – 2014); Interim CEO, Unified Fund Services Inc. (now Huntington Fund Services), a mutual fund service provider (2003 – 2006); Senior Vice President, Oppenheimer Management Company (1983 – 1996); Chairman, NICSA, an investment management trade association (1993 – 1996).	4	361 Social Infrastructure Fund, a closed-end investment company.
John P. Zader ᵃ (born 1961) Trustee	Since November 2007	Retired (June 2014 – present); CEO, UMB Fund Services, Inc., a mutual fund and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund (December 2006 – June 2014); President, Investment Managers Series Trust (December 2007 – June 2014).	4	Investment Managers Series Trust II, a registered investment company (includes 17 portfolios); 361 Social Infrastructure Fund, a closed-end investment company.
Interested Trustees:
Eric M. Banhazl b† (born 1957) Trustee	Since January 2008	Chairman, Foothill Capital Management, LLC, a registered investment advisor (2018 – present); Chairman (2016 – present), and President (2006 – 2015), Mutual Fund Administration, LLC, the co-administrator for the Fund; Trustee and Vice President, Investment Managers Series Trust (December 2007 – March 2016).	4	Investment Managers Series Trust II, a registered investment company (includes 17 portfolios); 361 Social Infrastructure Fund, a closed-end investment company.
Maureen Quill a* (born 1963) Trustee and President	Since June 2019	President, Investment Managers Series Trust (June 2014 – present); President, UMB Distribution Services (March 2013 – present); EVP/Executive Director Registered Funds (January 2018 – present), Chief Operating Officer (June 2014 – January 2018), and Executive Vice President (January 2007 – June 2014), UMB Fund Services, Inc.; Vice President, Investment Managers Series Trust (December 2013 – June 2014).	4	361 Social Infrastructure Fund, a closed-end investment company. .

361 Funds

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held During the Past Five Years by Trustee[e]
Officers of the Trust:
Rita Dam [b] (born 1966) Treasurer and Assistant Secretary	Since December 2007	Co-President, Foothill Capital Management, LLC, a registered investment advisor (2018 – present); Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC.	N/A	N/A
Joy Ausili [b] (born 1966) Vice President, Assistant Secretary and Assistant Treasurer	Since March 2016	Co-President, Foothill Capital Management, LLC, a registered investment advisor (2018 – present); Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC; Secretary and Assistant Treasurer, Investment Managers Series Trust (December 2007 – March 2016).	N/A	N/A
Diane Drake[b] (born 1967) Secretary	Since March 2016	Senior Counsel, Mutual Fund Administration, LLC (October 2015 – present); Chief Compliance Officer, Foothill Capital Management, LLC, a registered investment advisor (2018 – 2019); Managing Director and Senior Counsel, BNY Mellon Investment Servicing (US) Inc. (2010 – 2015).	N/A	N/A
Martin Dziura [b] (born 1959) Chief Compliance Officer	Since June 2014

Principal, Dziura Compliance Consulting, LLC (October 2014 – present); Managing Director, Cipperman Compliance Services (2010 – September 2014); Chief Compliance Officer, Hanlon Investment Management (2009 – 2010); Vice President − Compliance, Morgan Stanley Investment Management (2000 − 2009).

			N/A	N/A

a	Address for certain Trustees and certain officers: 235 West Galena Street, Milwaukee, Wisconsin 53212.
b	Address for Mr. Banhazl, Ms. Ausili, Ms. Dam and Ms. Drake: 2220 E. Route 66, Suite 226, Glendora, California 91740. Address for Mr. Dziura: 309 Woodridge Lane, Media, Pennsylvania 19063.
c	Trustees and officers serve until their successors have been duly elected.
d	The Trust is comprised of 55 series managed by unaffiliated investment advisors. Each Trustee serves as Trustee of each series of the Trust. The term “Fund Complex” applies only to the Fund(s) managed by the same investment advisor. The Funds do not hold themselves out as related to any other series within the Trust for purposes of investment and investor services, nor do they share the same investment advisor with any other series.
e	“Other Directorships Held” includes only directorship of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended (that is, “public companies”) or other investment companies registered under the 1940 Act.
†	Mr. Banhazl is an “interested person” of the Trust by virtue of his position with Mutual Fund Administration, LLC.
*	Ms. Quill is an “interested person” of the Trust by virtue of her position with UMB Fund Services, Inc.

361 Funds

SUPPLEMENTAL INFORMATION (Unaudited) – Continued

Statement Regarding Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Board of Trustees (the “Board”) of Investment Managers Series Trust (the “Trust”) met on June 17-18, 2020 (the “Meeting”), to review the liquidity risk management program (the “Fund Program”) applicable to the following series of the Trust (each, a “Fund” and together, the “Funds”) pursuant to the Liquidity Rule:

361 Managed Futures Strategy Fund

361 Global Managed Futures Strategy Fund

361 Domestic Long/Short Equity Fund

361 Global Long/Short Equity Fund

The Board has appointed 361 Capital, LLC, the investment adviser to the Funds, as the program administrator (“Program Administrator”) for the Fund Program. Under the Trust’s liquidity risk management program (the “Trust Program”), the Board has delegated oversight of the Trust Program to the Liquidity Oversight Committee (the “Oversight Committee”). At the Meeting, the Oversight Committee, on behalf of Program Administrator and the Funds, provided the Board with a written report (the “Report”) that addressed the operation, adequacy, and effectiveness of implementation of the Fund Program, and any material changes to it for the period from June 1, 2019 through March 31, 2020 (the “Program Reporting Period”).

In assessing the adequacy and effectiveness of implementation of the Fund Program, the Report discussed the following, among other things:

●	The Fund Program’s liquidity classification methodology for categorizing each Fund’s investments (including derivative transactions);

●	An overview of market liquidity for each Fund during the Program Reporting Period;

●	Each Fund’s ability to meet redemption requests;

●	Each Fund’s cash management;

●	Each Fund’s borrowing activity, if any, in order to meet redemption requests;

●	Each Fund’s compliance with the 15% limit of illiquid investments; and

●	Each Fund’s status as a primarily highly liquid fund (“PHLF”), the effectiveness of the implementation of the PHLF standard, and whether it would be appropriate for each Fund to adopt a highly liquid investment minimum (“HLIM”).

The Report stated that the Funds primarily hold assets that are defined under the Liquidity Rule as "highly liquid investments," and therefore each Fund is not required to establish an HLIM. Highly liquid investments are defined as cash and any investment reasonably expected to be convertible to cash in current market conditions in three business days or less without the conversion to cash significantly changing the market value of the investment. The Report also stated that there were no material changes made to the Fund Program during the Program Reporting Period.

In the Report, the Program Administrator concluded that (i) the Fund Program, as adopted and implemented, remains reasonably designed to assess and manage each Fund’s liquidity risk; (ii) each Fund continues to qualify as a PHLF and therefore is not required to adopt an HLIM; (iii) during the Program Reporting Period, each Fund was able to meet redemption requests without significant dilution of remaining investors’ interests; and (iv) there were no weaknesses in the design or implementation of the Fund Program during the Program Reporting Period.

There can be no assurance that the Fund Program will achieve its objectives in the future. Please refer to the Funds’ prospectus for more information regarding each Fund’s exposure to liquidity risk and other principal risks to which an investment in the Funds may be subject.

361 Funds

EXPENSE EXAMPLES

For the Six Months Ended October 31, 2020 (Unaudited)

Expense Examples

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs and redemption fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Investor Class only); and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2020 to October 31, 2020.

Actual Expenses

The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row for your share class, under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value	Ending Account Value	Expenses Paid During Period*
Managed Futures Strategy Fund		5/1/20	10/31/20	5/1/20 – 10/31/20
Investor Class	Actual Performance	$1,000.00	$1,056.70	$11.68
	Hypothetical (5% annual return before expenses)	1,000.00	1,013.78	11.44
Class I	Actual Performance	1,000.00	1,058.80	10.43
	Hypothetical (5% annual return before expenses)	1,000.00	1,015.00	10.21

*	Expenses are equal to the Fund’s annualized expense ratio of 2.24% and 1.99% for Investor Class and Class I, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the six month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

361 Funds

EXPENSE EXAMPLES - Continued

For the Six Months Ended October 31, 2020 (Unaudited)

		Beginning Account Value	Ending Account Value	Expenses Paid During Period*
Global Managed Futures Strategy Fund		5/1/20	10/31/20	5/1/20 – 10/31/20
Investor Class	Actual Performance	$1,000.00	$1,062.00	$11.09
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.38	10.83
Class I	Actual Performance	1,000.00	1,063.20	9.80
	Hypothetical (5% annual return before expenses)	1,000.00	1,015.64	9.57

*	Expenses are equal to the Fund’s annualized expense ratio of 2.14% and 1.89% for Investor Class and Class I, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the six month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

		Beginning Account Value	Ending Account Value	Expenses Paid During Period*
Domestic Long/Short Equity Fund		5/1/20	10/31/20	5/1/20 – 10/31/20
Investor Class	Actual Performance	$1,000.00	$1,076,80	$13.51
	Hypothetical (5% annual return before expenses)	1,000.00	1,012.13	13.09
Class I	Actual Performance	1,000.00	1,078.20	11.10
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.45	10.76
Class Y	Actual Performance	1,000.00	1,078.90	8.73
	Hypothetical (5% annual return before expenses)	1,000.00	1,016.74	8.47

*	Expenses are equal to the Fund’s annualized expense ratio of 2.59%, 2.12% and 1.67% for Investor Class, Class I and Class Y, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the six month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

		Beginning Account Value	Ending Account Value	Expenses Paid During Period*
Global Long/Short Equity Fund		5/1/20	10/31/20	5/1/20 – 10/31/20
Investor Class	Actual Performance	$1,000.00	$1,095.80	$13.46
	Hypothetical (5% annual return before expenses)	1,000.00	1,012.29	12.93
Class I	Actual Performance	1,000.00	1,097.10	11.93
	Hypothetical (5% annual return before expenses)	1,000.00	1,013.76	11.45
Class Y	Actual Performance	1,000.00	1,097.80	11.60
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.08	11.13

*	Expenses are equal to the Fund’s annualized expense ratio of 2.56%, 2.26% and 2.20% for Investor Class, Class I and Class Y, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the six month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

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361 Funds

Each a series of Investment Managers Series Trust

Investment Advisor

361 Capital, LLC

4600 South Syracuse Street, Suite 500

Denver, Colorado 80237

Sub-Advisor

Federated Investment Management Company

1001 Liberty Avenue

Pittsburgh, Pennsylvania 15222

Wells Capital Management, Inc.

525 Market Street

San Francisco, California 94105

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP

Two Liberty Place

50 South 16th St, Suite 2900

Philadelphia, Pennsylvania 19102

Custodian

UMB Bank, n.a.

928 Grand Boulevard, 5th Floor

Kansas City, Missouri 64106

Fund Co-Administrator

Mutual Fund Administration, LLC

2220 East Route 66, Suite 226

Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant

UMB Fund Services, Inc.

235 West Galena Street

Milwaukee, Wisconsin 53212

Distributor

IMST Distributors, LLC

Three Canal Plaza, Suite 100

Portland, Maine 04101

www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
361 Managed Futures Strategy Fund – Investor Class shares	AMFQX	461 418 345
361 Managed Futures Strategy Fund – Class I shares	AMFZX	461 418 337
361 Global Managed Futures Strategy Fund – Investor Class shares	AGFQX	461 41P 347
361 Global Managed Futures Strategy Fund – Class I shares	AGFZX	461 41P 339
361 Domestic Long/Short Equity Fund – Investor Class shares	ADMQX	461 41Q 527
361 Domestic Long/Short Equity Fund – Class I shares	ADMZX	461 41Q 535
361 Domestic Long/Short Equity Fund – Class Y shares	ADMWX	461 41Q 543
361 Global Long/Short Equity Fund – Investor Class shares	AGAQX	461 41Q 881
361 Global Long/Short Equity Fund – Class I shares	AGAZX	461 41Q 873
361 Global Long/Short Equity Fund – Class Y shares	AGAWX	461 41Q 865

Privacy Principles of the 361 Funds for Shareholders

The Funds are committed to maintaining the privacy of their shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Funds collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Funds do not receive any non-public personal information relating to their shareholders, although certain non-public personal information of their shareholders may become available to the Funds. The Funds do not disclose any non-public personal information about their shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the 361 Funds for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Funds or of any securities mentioned in this report.

Proxy Voting

The Funds’ proxy voting policies and procedures, as well information regarding how the Funds voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, are also available, without charge and upon request by calling the Funds at (888) 736-1227 (888-7361CAP), on the Funds’ website at www.361capital.com or on the SEC’s website at www.sec.gov.

Fund Portfolio Holdings

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the Funds’ Form N-PORT on the SEC’s website at www.sec.gov.

Prior to their use of Form N-PORT, the Funds filed their complete schedule of portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (888) 736-1227 (888-7361CAP).

361 Funds

P.O. Box 2175

Milwaukee, WI 53201

Toll Free: (888) 736-1227 (888-7361CAP)

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-888-736-1227

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  John P. Zader is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 10/31/2020	FYE 10/31/2019
Audit Fees	$69,800	$101,700
Audit-Related Fees	N/A	N/A
Tax Fees	$11,200	$16,800
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Weller LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 10/31/2020	FYE 10/31/2019
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 10/31/2020	FYE 10/31/2019
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

(a) Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b) Not applicable.

Item 6. Investments.

(a)   Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)   Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed June 8, 2018.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President/Chief Executive Officer

Date	1/08/2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President/Chief Executive Officer

Date	1/08/2021

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer/Chief Financial Officer

Date	1/08/2021